EXHIBIT 10.2

                       NOMURA ASSET CAPITAL CORPORATION
                           MORTGAGE FUNDING PROGRAM


                         FINANCING FACILITY AGREEMENT

                             DATED: AUGUST 3, 1994

                                    BETWEEN

                NOMURA ASSET CAPITAL CORPORATION, AS THE LENDER

                                      AND

                         CWM MORTGAGE HOLDINGS, INC.,
                INDEPENDENT NATIONAL MORTGAGE CORPORATION, AND
                WAREHOUSE LENDING CORPORATION OF AMERICA, INC.,

                    JOINTLY AND SEVERALLY, AS THE BORROWER


The Lender has agreed to establish for the benefit of the Borrower a Mortgage Loan Financing Facility (the "Financing Facility") upon the terms set forth herein. Capitalized terms used but not defined herein have meanings set forth in the Pledge Agreement, dated the date hereof, between the Borrower and Lender (the "Pledge Agreement").

1. FINANCING FACILITY.  Subject to the terms and conditions hereof, the Lender
   ------------------
has agreed to make loans to the Borrower secured by mortgage loans or first priority perfected security interests therein assigned to Lender by Borrower (each, an "Advance" and, collectively, the "Advances"). Each Advance shall be evidenced by a master promissory note duly executed by each Borrower (the "Promissory Note") and the related Notice of Advance in the form attached hereto ("Notice of Advance"). The principal amount of the Promissory Note shall be the aggregate principal amount of the Advances that may be outstanding at any one time (the "Maximum Loan Amount"). With respect to each Advance, interest and principal on the Promissory Note shall be payable in arrears on the related Maturity Date of each such Advance. The Promissory Note shall be enforceable only to the extent of the unpaid aggregate principal amount of the Advances then outstanding, plus accrued and unpaid interest thereon and any other amounts due thereunder.

2. ADVANCES.  The Borrower shall request each Advance by delivering to the
   --------
Lender a fully executed Notice of Advance specifying the principal amount, specified term and funding date of the proposed Advance. The Lender, subject to the conditions precedent to each Advance set forth in Section 5 below, shall make such Advance, specifying the terms including the interest rate per annum applicable to the proposed Advance in accordance with Section 3 below, on the date specified in the applicable Notice of Advance (the "Quoted Rate"). The outstanding amount of Advances secured by Wet Mortgage Loans shall not exceed $60,000,000 and the total outstanding amount of all Advances shall not exceed $300,000,000. Promptly after making an Advance, the Lender will send to the Borrower a written confirmation of such Advance (each, a "Confirmation"), and the Borrower's acceptance of the related proceeds shall constitute the Borrower's agreement to the terms of such Confirmation. Such Confirmation may be termed a "Repo Confirmation", but for purposes hereof the term "Repo", when used in any such Confirmation, shall be deemed to mean "Advance." Upon each disbursement of funds by the Lender pursuant to a Notice of Advance, the Borrower shall have effected a borrowing from the Lender hereunder and shall be obligated to repay to the Lender, on the date specified in the Notice of Advance or the Maturity Date, as applicable, in United States dollars and in same day funds, the principal amount thereof plus interest thereon, all in accordance with the terms of this Agreement, the Promissory Note and the Notice of Advance. In taking any action pursuant to the Facility Documents, the Lender may conclusively rely upon, and shall incur no liability to the Borrower in acting upon, any request or other communication that the Lender believes to have been given or made by a person authorized to borrow on the Borrower's behalf, whether or not such person is listed on the certificate delivered pursuant to Section
4.1.4 hereof. Unless waived by Lender, each Advance (i) shall be equal to or in excess of $1,000,000, (ii) shall not involve more than one wire transfer per Business Day (unless otherwise agreed to by Lender), and (iii) if in excess of $50,000,000 shall require two (2) Business Days notice from Borrower to Lender.

3. THE QUOTED RATE.
   ---------------

     3.1 The per annum interest rate for amounts outstanding on Advances secured by Wet Mortgage Loans shall be equal to the Appropriate LIBOR (as defined below), plus 95 basis points (.95%).

     3.2 The per annum interest rate for amounts outstanding on Advances secured by Mortgage Loans that are not Wet Mortgage Loans or Second Mortgage Loans shall be equal to the Appropriate LIBOR, plus 60 basis points (.60%).

     3.3 The per annum interest rate for amounts outstanding on Advances secured by Second Mortgage Loans shall be equal to the Appropriate LIBOR, plus 125 basis points (1.25%).

     3.4 "Appropriate LIBOR" shall mean the London Interbank Offered Rate for U.S. dollar deposits of a maturity comparable to that of each respective Advance which appears on Telerate, page 12 as of 11:00 a.m. Greenwich Mean Time on the date of the related Advance (or on such other page number and/or time of day at which the Appropriate LIBOR is established for such date), or, if Telerate is not available on such date, the next preceding date on which Telerate was available.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Borrower, as of the date
   -----------------------------------------
hereof and as of the date of each Advance, hereby represents, warrants and covenants as follows:

     4.1 The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Borrower's principal place of business, and the Borrower is in compliance, in all material respects, with applicable law.

     4.2 The Borrower's execution, delivery and performance of the Facility Documents are within the Borrower's charter and corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or bylaws or any rule, regulation or other law or contractual restriction, which contravention would materially adversely affect the Borrower or the Borrower's property.

     4.3 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the Borrower's due execution, delivery and performance of the Facility Documents, except for authorizations, approvals, actions, notices or filings, which if not obtained would not have a material adverse effect on the Borrower.

     4.4 The Facility Documents are the Borrower's legal, valid and binding obligations, enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

     4.5 The balance sheets, statements of income and changes in financial condition of the Borrower as of the Borrower's most recently completed fiscal year ended December 31, 1993 and quarter ended March 31, 1994, fairly present the Borrower's financial condition and results of operations for the period then ended and are in accordance with generally accepted accounting principles consistently applied, and copies of such statements, together with the most recent opinion with respect to such statements of an independent public accounting firm, have been provided to the Lender, and since such date there has been no material adverse change in such financial condition or results of operations.

     4.6 There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator, that, which if adversely determined, would materially and adversely affect the financial condition or results of operations of the Borrower.

     4.7 At any time any Advance shall be outstanding, the aggregate amount of outstanding Advances is less than or equal to the sum of (i) 95.2381% of the aggregate Collateral Value of the items of Collateral that are Wet Mortgage Loans, and (ii) 97.0874% of the aggregate Collateral Value of the items of Collateral that are Mortgage Loans which are not Wet Mortgage Loans. To the extent that a deficiency in Collateral Value exists, the Borrower shall promptly cure any such deficiency by delivering cash, securities or other additional Collateral reasonably acceptable to the Lender.

     4.8 The Borrower is duly licensed, qualified and in good standing in every state in which the Borrower transacts business, where the failure to be so licensed, qualified and in good standing would materially adversely affect Borrower's ability to perform under the Financing Facility.

     4.9 The Facility Documents are not entered into in contemplation of insolvency or with any intent to hinder, delay or defraud any of the Borrower's creditors.

5. CONDITIONS PRECEDENT.
   --------------------

     5.1  Initial Advance.  As conditions precedent to the making of the initial
          ---------------
          Advance, the Lender shall have received on or before the day of such

          Advance the following, in form and substance satisfactory to the Lender and duly executed by the Borrower:

          5.1.1  The Facility Documents.

          5.1.2 Evidence that all other actions necessary or, in the reasonable judgment of the Lender, desirable to perfect and protect the security interests and liens created or assigned, as the case may be, by the Pledge Agreement have been taken, including without limitation duly executed Uniform Commercial Code financing statements on Form UCC-1 with respect to the Collateral and contract rights related thereto.

          5.1.3 A certified copy of the Borrower's corporate resolutions approving the Facility Documents and borrowings thereunder (either specifically or by general resolution approving borrowings of the type described in the Facility Documents), and all documents evidencing other necessary corporate action or governmental approvals as may be reasonably required in connection with the Facility Documents.

          5.1.4 A certificate of the Borrower's Corporate Secretary or Assistant Secretary certifying the names, true signatures and titles of the Borrower's officers duly authorized to request Advances and to sign the Facility Documents and the other documents to be delivered thereunder.

          5.1.5 A favorable opinion of the Borrower's counsel, which may be internal counsel, as to such matters as the Lender may reasonably request.

          5.1.6  All the documents set forth in paragraph 4.2 below.

     5.2  Additional Advances.  As conditions precedent to making Advances
          -------------------
          subsequent to the initial Advance hereunder, (1) the requested Advance, together with the outstanding principal balance of all prior Advances, shall not exceed the Maximum Loan Amount and (2) the Lender shall have received on or before the day of such Advance the following, in form and substance satisfactory to the Lender and duly executed:

          5.2.1 A Notice of Advance, the related Collateral Receipt and, if any item of Collateral securing such Advance is a Wet Mortgage Loan, the related Wet Closing Notice;

          5.2.2 If the Collateral is subject to a security interest or lien immediately prior to the Advance, except for a security interest or lien created by any Sub-Facility Collateral, a letter from the holder of such security interest or lien releasing the Collateral from such security interest or lien upon receipt of a stated sum that is less than or equal to the related Advance;

          5.2.3  Such other documents as the Lender may reasonably request.


6. TERM.  The term of the Financing Facility shall commence as of the date
   ----
hereof and shall terminate upon the second anniversary of the date hereof, unless otherwise extended by mutual consent of the parties hereto. Termination shall not affect the Borrower's obligations with respect to any Advances outstanding at the time of such termination or shall not be effective with respect to any Advances made prior to the Lender's receipt of notice thereof. The Borrower's obligation to indemnify the Lender pursuant to this Agreement shall survive the termination hereof.

7. INDEMNIFICATION.  The Borrower shall indemnify and hold harmless the Lender
   ---------------
from and against all reasonable losses, costs, expenses and other liabilities, including without limitation fees and expenses of counsel, the Lender may sustain in the enforcement of its rights hereunder, except in the case of losses, costs, expenses and liabilities resulting from gross negligence or wilful misconduct on the part of the Lender.

8. NOTICES.  Any notices or other communications permitted or required hereunder
   -------
shall be in writing and shall be deemed conclusively to have been given if (a) personally delivered, (b) sent by express courier delivery service and received by the party to whom it is sent or (c) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties).

9. MISCELLANEOUS.  All rights and obligations hereunder of the Lender, but not
   -------------
the Borrower, are assignable to an affiliate of the Lender or upon the occurrence and continuance of an Event of Default. No supplement, modification, waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement and the Facility Documents constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements. This Agreement shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of law principles thereof. The Borrower hereby waives trial by jury and hereby irrevocably consents to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, arising out of or relating to the Facility Documents in any action or proceeding. The Borrower hereby submits and waives any objection that the Borrower may have to personal jurisdiction and venue in the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to and transaction hereunder.

10. AGENCY AMENDMENT.  The Borrower and Lender agree to cooperate reasonably to
    ----------------
amend the Facility Documents in the event that Borrower and Lender desire to allow Mortgage Loans which are intended to secure or underlie securities or certificates issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (each, an "Agency") or are eligible for purchase by an Agency to be included as Collateral hereunder.

11. JOINT AND SEVERAL.  The joint and several obligations of each of CWM
    -----------------
Mortgage Holdings, Inc., Independent National Mortgage Corporation and Warehouse Lending Corporation of America, Inc. hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any Obligation to the Lender, is a guaranty of performance of such Obligation (and not of collectability) and is in no way conditional or contingent upon the continued existence of any other Borrower and is not and will not be subject to any setoffs. Any notice or other communication provided to one Borrower pursuant hereto shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

          IN WITNESS WHEREOF, this Facility Agreement has been executed by the parties hereto as of the date first above written.

                                    CWM MORTGAGE HOLDINGS, INC.,  as Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    INDEPENDENT NATIONAL MORTGAGE CORPORATION, as Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    WAREHOUSE LENDING CORPORATION OF AMERICA,
                                    INC., as Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NOMURA ASSET CAPITAL CORPORATION, as Lender


                                    By:
                                       -----------------------------------------
                                    Name: James K. Lieblich
                                         ---------------------------------------
                                    Title: Director
                                          --------------------------------------

                          NOTICE OF ADVANCE NO._____

Nomura Asset Capital Corporation
2 World Financial Center
Building B, 21st Floor
New York, New York  10281
Attention: James K. Lieblich
Facsimile (212) 667-1044


          Pursuant to the Financing Facility Agreement, dated ________________, 199___, between Nomura Asset Capital Corporation (the "Lender") and the undersigned (as amended from time to time, the "Facility Agreement"), the undersigned hereby gives notice of its election to borrow from the Lender an Advance and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Facility Agreement):

          1. The aggregate unpaid principal of the Mortgage Loans is $________________.

          2.   The Collateral Value of the Mortgage Loans is $________________.

          3. The aggregate unpaid principal of Wet Mortgage Loans securing this advance is $________________.

          4.   The principal amount of this Advance is $_____________.

          5.   The aggregate principal amount of outstanding Advances is $
               _______ .

          6.   The Quoted Rate for this Advance is ________ % per annum.

          7. The beginning Business Day of this Advance is _________________, 199__.

          8.   The Maturity Date of this Advance, if applicable, is ______,
               199__.

          The undersigned hereby certifies that, in consideration of the Lender making an Advance to finance the period prior to securitization or cash purchase of the Mortgage Loans, the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto: (a) Borrower has satisfied all of the conditions precedent in Section 5 of the Facility Agreement and (b) the Required Documents with respect to such Mortgage Loans have been or are hereby submitted to the Custodian pursuant to the Custody Agreement or, with respect to Wet Mortgage Loans, will be submitted within five (5) business days.

_____ No lien exists with respect to the Mortgage Loans that secure this Advance.

_____ A lien secured by the Mortgage Loans that secure this Advance is currently in effect.

_____ If applicable, a Prior Lender's Release Letter has been delivered to the Custodian under separate cover.


                                     ________________________,  as Borrower


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                       NOMURA ASSET CAPITAL CORPORATION
                           MORTGAGE FUNDING PROGRAM


                               PLEDGE AGREEMENT


                             DATED: AUGUST 3, 1994

                                    BETWEEN

                       NOMURA ASSET CAPITAL CORPORATION,
                                 AS THE LENDER

                                      AND

                         CWM MORTGAGE HOLDINGS, INC.,
                  INDEPENDENT NATIONAL MORTGAGE CORPORATION,
                                      AND
                WAREHOUSE LENDING CORPORATION OF AMERICA, INC.,

                    JOINTLY AND SEVERALLY, AS THE BORROWER


Borrower and Lender have entered into a Financing Facility Agreement, dated the date hereof (as amended from time to time, the "Facility Agreement"), pursuant to which Lender shall make certain Advances (as defined below) to Borrower, subject to the terms and conditions contained therein. Borrower has agreed to secure its Obligations (as defined below) by granting or assigning, as the case may be, a security interest in the Collateral (as defined below) pursuant to the terms hereof. The parties hereto have agreed that certain items of Collateral are to be deposited with and retained by Custodian (as defined below), acting as bailee of and agent for Lender and its affiliates.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  DEFINITIONS.  The following terms have the meanings indicated when used
    -----------
herein:

          "Advance" means an Advance as defined in the Facility Agreement.

          "Borrowing Base Amount" means the sum of (i) 95.2381% of the aggregate Collateral Value of the items of Collateral that are Wet Mortgage Loans, and
(ii) 97.0874% of the aggregate Collateral Value of the items of Collateral that are Mortgage Loans which are not Wet Mortgage Loans.

          "Business Day" means any day other than a Saturday, Sunday or a public or bank holiday in New York City or the State of California.

          "Collateral" shall have the meaning assigned to it in Section 2.1 hereof.

          "Collateral Receipt" means a document duly executed by Custodian with respect to each delivery of Mortgage Loans and containing a schedule of all Mortgage Loans (including any Wet Mortgage Loans) submitted therewith, in the form attached as Exhibit A to the Custody Agreement.

          "Collateral Value" means, with respect to Collateral that is Mortgage Loans, the lesser of the Market Value or the unpaid principal amount of an item of Collateral; provided, however, that any item of Collateral which does not conform in any material respect to the representations and warranties listed in Appendix A hereto (including the requirement that with respect to Wet Mortgage Loans, Borrower delivers within five days certain documents required under the Custody Agreement) shall have a Collateral Value of zero.

          "Custodian" means each entity acting as bailee of and agent for Lender with respect to any item of Collateral.

          "Custody Agreement" means each Tri-Party Custody Agreement, as amended from time to time, among Borrower, Lender and a Custodian, with respect to any Collateral delivered in conjunction with this Pledge Agreement.

          "Default" means any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

          "Default Rate" means the Default Rate as defined in the Promissory
Note.

          "Event of Default" means an Event of Default as defined in the Promissory Note.

          "Facility Documents" means the Facility Agreement, this Pledge Agreement, the Promissory Note, each Custody Agreement, each Notice of Advance and each Collateral Receipt.

          "Market Value" means the market bid price obtainable for an item of Collateral, as determined on a reasonable basis by Lender, with reference made either (a) to bids from at least three (3) dealers generally known as reputable in pricing mortgage collateral, provided that such bids are obtainable in a reasonable amount of time or (b) to published bid prices for FNMA securities evidencing interests in residential one-to-four family mortgage loans with interest rates and maturities comparable to the Mortgage Loans included in the Collateral.

          "Mortgage Loan" means a mortgage loan described in a Collateral
Receipt.

          "Notice of Advance" means a Notice of Advance as defined in the Facility Agreement.

          "Obligations" means (a) all indebtedness, obligations and liabilities (including without limitation, guarantees and other contingent liabilities) of Borrower to

Lender for borrowed funds arising under, or in connection with, the Facility Documents, whether now existing or hereafter arising, including without limitation each Advance made or to be made; (b) any and all reasonable sums paid by Lender or on behalf of Lender in order to preserve the Collateral or its security interest therein and lien thereon; (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of Borrower referred to in clause (a) after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Lender of its rights under the Facility Documents, together with reasonable attorneys' fees and disbursements and court costs; and (d) all indemnity obligations of Borrower to Lender pursuant to the Facility Documents.

          "Promissory Note" means the Promissory Note, dated the date hereof, executed by Borrower, as amended from time to time.

          "PSA Guide" The Uniform Practices for the Clearance and Settlement of Mortgage-Backed Securities and Other Related Securities, published (and periodically updated as supplemented) by the Public Securities Association ("PSA").

          "Purchase Commitment" means an obligation of a Purchaser to purchase Mortgage Loans.

          "Purchaser" means any bona fide purchaser acceptable to Lender in its sole discretion or listed on Schedule 1 to the Custody Agreement.

          "Repledged Collateral" means any Collateral which any Sub-borrower has pledged to Borrower, the security interest in which has been assigned by Borrower to Lender pursuant hereto.

          "Required Documents" means Required Documents as defined in the Custody Agreement.

          "Servicing Records" means all servicing records, including but not limited to any and all servicing agreements, subservicing agreements, custodial agreements, files, documents, records, data bases, customer lists, computer software, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other data and records relating to or evidencing the servicing of the Mortgage Loans described in each Collateral Receipt.

          "Sub-borrower" means each entity, if any, that has conveyed, transferred, mortgaged, hypothecated, pledged, granted and assigned to Borrower and its successors and assigns a first priority perfected security interest in and lien on all of the right, title and interest of such entity in, under and to any of the Collateral.

          "Sub-Facility Collateral" means any facility, loan, warehousing or similar agreement, pledge agreement, promissory note, custody agreement, collateral receipt, security agreement and any other document related thereto entered into by any Sub-borrower in favor of Borrower which relates to the grant of a first priority perfected security interest in and lien on all of the right, title and interest of a Sub-borrower, in, under and to those items of Collateral listed in Section 2.1.1 through Section 2.1.7, which security interest is being assigned to the Lender pursuant hereto.

          "Wet Mortgage Loan" shall have the meaning assigned to it in the respective Custody Agreement or, if not defined therein, shall be inapplicable for purposes of the related Advance under the Facility Documents.

2.   SECURITY INTEREST.
     -----------------

     2.1  Grant or Assignment of Security Interest to Lender.  In consideration
          --------------------------------------------------
          for the making of each respective Advance and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower does hereby convey, transfer, mortgage, hypothecate, pledge, grant and assign to Lender and its affiliates, as security for the payment of the Obligations, a first priority perfected security interest in and lien on all of the right, title and interest of Borrower (including, if applicable, whatever right, title and interest a Borrower may have in the right, title and interest of a Sub-borrower) in, under and to the following properties, estates, rights and privileges, whether now existing or hereafter acquired of (collectively, the "Collateral"):

          2.1.1 All Mortgage Loans described in and subject to a Collateral Receipt in respect of which Advances have been made by Lender, all payments of principal and interest thereon and all related items constituting the complete file for each such Mortgage Loan (including, without limitation, all escrow payments, mortgage notes, mortgages, title insurance policies, primary mortgage insurance policies, guarantees, applications, appraisals, surveys and all other documents evidencing or relating to each such Mortgage Loan), wherever located and whether now or hereafter held in whole or in part by a Custodian, Lender, Borrower, Sub-borrower, as applicable, or otherwise;

          2.1.2 All Purchase Commitments related to Mortgage Loans that do not constitute or relate to Sub-Facility Collateral in each case which are described in, and all other documents required to be submitted in connection with, a Collateral Receipt, wherever located and whether now or hereafter held in whole or in part by a Custodian, Lender, Borrower, Sub-borrower, as applicable, or otherwise;

          2.1.3 All securities or cash on deposit with, or received by, Lender or Custodian for the account of Borrower, Sub-borrower, as applicable, in connection with this transaction or in respect of such Mortgage Loans, or representing proceeds of Collateral;

          2.1.4 All tangible and intangible personal property of whatever kind (except servicing rights) including all payments with respect thereto and all proceeds thereof, that relates to such Mortgage Loans, wherever located and whether now or hereafter held in whole or in part by a Custodian, Lender, Borrower, Sub-borrower, as applicable, or otherwise;

          2.1.5 All rights, powers and privileges, if any, of Borrower or Sub-borrower, as applicable, related to the servicing of such Mortgage Loans, including all Servicing Records;

          2.1.6  All proceeds of any of the foregoing; and

          2.1.7 Sub-Facility Collateral, if applicable, and all proceeds thereof.

     2.2  Release of Collateral.  So long as no Default or Event of Default has
          ---------------------
          occurred and is continuing, but subject to the rights of any holder of a lien on the items of Collateral of which Lender has notice, Lender shall direct Custodian, at the request of the Borrower, to release to or at the direction of the Borrower, those Mortgage Loans so requested and items of Collateral related thereto; provided, however, that no such release shall be permitted to occur if such release will cause the aggregate amount of outstanding Advances to exceed the Borrowing Base Amount.

3.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

Borrower, as of the date hereof and as of the date of each Advance, hereby represents and warrants to Lender as follows:

     3.1  Ownership of Collateral; No Encumbrance.  Either (A) Borrower is the
          ---------------------------------------
          sole legal and equitable owner and holder of the Collateral, free and clear of all security interests, liens, pledges, participation interests or other encumbrances whatsoever, except (i) the security interests and liens granted hereunder and (ii) if payment hereunder will satisfy any existing security interest, lien or other encumbrance on the Collateral or (B) Borrower has an assignable first priority perfected security interest in the Collateral, free and clear of all other security interests, liens, pledges, participation interests or other encumbrances whatsoever, except (i) the security interests and liens assigned hereunder and (ii) if payment hereunder will satisfy any existing security interest, lien or other encumbrance on the Collateral. All Purchase Commitments, when delivered, have been or will be duly authorized and validly issued, and all Mortgage Loans that are part of the Collateral are duly and validly originated by or conveyed to Borrower. All of the items of Collateral (a) comply with all of the material requirements of this Pledge Agreement and (b) have been duly and validly pledged or assigned to Lender in such a manner that Lender's first priority security interest therein is fully perfected, except with respect to actions to be taken by Custodian and Lender which may be necessary to so fully perfect such security interest.

     3.2  No consent required.  Other than those consents or approvals which
          --------------------
          Borrower has previously obtained, or those notices or filings which

          Borrower has previously delivered or made, no consent, authorization or approval, or other action by, and no notice to or filing with, any person, including any Sub-borrower, is required for the Borrower's grant or assignment to Lender of a first priority perfected security interest in the Collateral.

     3.3  Authority to Pledge Collateral; All Necessary Action Taken.  Borrower
          ----------------------------------------------------------
          has, and will continue to have, the full right, power and authority, and has taken, and will take, all necessary action to grant or assign to Lender a first priority perfected security interest in the Collateral, except with respect to actions to be taken by Custodian and Lender which may be necessary to fully perfect such security interest.

     3.4  Conformity; Eligibility.  All Mortgage Loans, Required Documents
          -----------------------
          applicable thereto and Purchase Commitments, if any, conform to the underwriting requirements of the relevant Purchaser.

     3.5  Mortgage Loans. Each Mortgage Loan meets in all material respects all
          --------------
          of the representations set forth on Appendix A hereto as of the date delivered to Custodian and continuously while it is a part of the Collateral.


     3.6  Sub-Facility Collateral.
          -----------------------

          3.6.1 The Sub-Facility Collateral, if applicable, meets all of the following requirements as of the date delivered to Custodian continuously while it is part of the Collateral:

                 3.6.1.1 The related promissory note and the documents related thereto have been duly executed and delivered by the parties thereto;

                 3.6.1.2 The related promissory note has been made in compliance with all applicable laws, regulations, rules, directives and orders of all governmental authorities; and

                 3.6.1.3 The related promissory note and the documents related thereto are and will be valid and enforceable in accordance with their terms, without defense, offset or right of rescission, and such promissory note has not been and will not be modified or amended nor any requirements thereof waived without notice to Lender and the deposit of such modified or amended promissory note with the Custodian immediately thereafter.

4.   COVENANTS OF BORROWER.
     ---------------------

     4.1  Defense of Title.  Borrower warrants and will defend the right, title
          ----------------
          and interest of Lender in and to all Collateral against all adverse claims and demands.

     4.2  No Amendment or Compromise.  Without Lender's prior consent, Borrower
          --------------------------
          and those acting on behalf of Borrower, including, without limitation, Sub-borrower, as applicable, shall not amend or modify, or waive any term or condition of, or settle or compromise any claim in respect of, any item of Collateral or any related rights, where such amendment, modification, waiver, settlement or compromise would have a material adverse effect on the Market Value of such item of Collateral.

     4.3  No Assignment.  Borrower shall not, and as applicable, shall prohibit
          -------------
          Sub-borrower to, sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant any other security interest in or lien on or otherwise encumber (except in favor of Borrower or by Borrower as contemplated in this Pledge Agreement), any of the Collateral or any interest therein, provided that this section shall not prevent (i) any transfer of Collateral in accordance with this Pledge Agreement and the Custody Agreement or
          (ii) any sale to an investor by the Borrower or any Sub-borrower, provided that such sale is subject to a Bailee Letter as provided for in the Custody Agreement.

     4.4  Servicing of Mortgages.
          ----------------------

          4.4.1 Borrower shall service, or cause to be serviced, all Mortgage Loans that are part of the Collateral in accordance with the standard industry practices, employing at least the same procedures and exercising the same care that it customarily employs in servicing Mortgage Loans for its own account. At the request of Lender, Borrower shall notify Lender of the name and address of all servicers. If an Event of Default has occurred and is continuing, Lender shall have the right to approve each servicer and the form of all servicing agreements. Borrower shall hold or cause to be held all escrow funds collected with respect to such Mortgage Loans in trust accounts and shall apply or cause to be applied the same for the purposes for which such funds were collected.

          4.4.2 At the request of Lender, if an Event of Default has occurred and is continuing, Borrower shall provide to Lender a letter addressed to each servicer of Mortgage Loans (the "Servicer Letters"), in form and substance reasonably satisfactory to Lender, advising such servicer of Lender's security interest in the Collateral and such other matters as Lender may reasonably request.

          4.4.3 If Borrower should discover that, for any reason whatsoever, it or any entity responsible to it by contract for managing or servicing any such Mortgage Loan has failed to perform fully Borrower's obligations under the Facility Documents or any of the obligations of such entities with respect to the Collateral, and such failure to perform would have a material adverse effect on the Market Value of the Collateral, Borrower shall promptly so notify Lender.


     4.5  Preservation of Collateral.  Borrower shall do all things necessary
          --------------------------
          and within its control to preserve the Collateral so that it remains effective security hereunder. Without limiting the foregoing, Borrower will, in its dealings with the Collateral, comply with all rules, regulations and other laws of any governmental authority and cause the Collateral to comply with all applicable rules, regulations and other laws, where the failure to so comply would have a material adverse effect on the

          Market Value of the Collateral. Borrower shall fully perform or cause to be performed when due all of its obligations under any Collateral.

     4.6  Maintenance of Papers, Records and Files.
          ----------------------------------------

          4.6.1 Borrower shall acquire and it, its servicer or Sub-borrower's servicer shall build, maintain and have available a complete file in accordance with industry custom and practice for each Mortgage Loan that is part of the Collateral. Borrower or its servicers or the Sub-borrower's servicers will maintain all such papers, records and files not in the possession of Custodian in good and complete condition in accordance with industry practices and preserve them against loss.

          4.6.2 Borrower or its servicers or the Sub-borrower's servicers shall collect and maintain or cause to be collected and maintained all papers, records and files relating to the Collateral in accordance with industry custom and practice, including those maintained pursuant to Section 4.6.1 above, and all such materials shall be in Custodian's, Borrower's, Sub-borrower's or their respective servicers' possession unless Lender otherwise approves. Borrower will not allow any such papers, records or files that are an original or an only copy to leave its or Custodian's possession, or Borrower's servicers' or the Sub-borrower's servicers' possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Borrower will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file.

          4.6.3 For so long as Lender has a security interest in or lien on any Collateral, Borrower will hold, or cause to be held, any paper, record or file related to the Collateral in trust for Lender. If an Event of Default has occurred and is continuing, Borrower shall notify every other party holding any such paper, record or file of the security interests and liens granted hereby.

          4.6.4 Upon reasonable advance notice from Custodian or Lender, and during regular business hours, Borrower shall make any and all such papers, records or files available (or cause to be made available) to Custodian or Lender to examine any such papers, records and files, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof.


     4.7  Preservation and Perfection of Security Interest.  Borrower shall
          ------------------------------------------------
          execute and deliver, or cause the execution and delivery of, such further instruments and shall do and perform, or cause to be done and performed, all acts and things reasonably necessary or expedient to be done or observed for the purpose of effectively treating, perfecting, maintaining and preserving the security interests, liens and other benefits intended to be afforded by this Pledge Agreement. This shall include, upon request of Lender, the delivery of documents to Custodian, or additional filings and recordations with governmental authorities.

     4.8  Stamp.  If an Event of Default has occurred and is continuing,
          -----
          Borrower shall, upon request of Lender, stamp on its records, and cause to be stamped on Sub-borrower's records, as applicable, concerning the Collateral or a portion thereof a notation, in form and substance satisfactory to Lender, of the security interest and lien of Lender hereunder.

     4.9  Additional Rights of Lender.  Upon the occurrence and during the
          ---------------------------
          continuance of an Event of Default, Lender, at its option, shall have the right to do, or to request Custodian to do, any or all of the following, and upon a request therefor by Lender, Borrower agrees to cooperate, and cause Sub-borrower, as applicable, to cooperate with Lender and Custodian, as the case may be, to accomplish such request:

          4.9.1 Lender or, at its direction, Lender's designee may take possession of all original papers, records and files relating to the Collateral. In Custodian's discretion, Custodian shall move such records and files to a location acceptable to and under the control of Custodian.

          4.9.2 If an Event of Default has occurred and is continuing: Borrower will instruct or cause to be instructed all persons servicing the Mortgage Loans that are part of the Collateral to take instructions from, make all reports to and make all remittances to, Custodian for the account of Borrower; and if Lender so desires and the applicable servicing agreement permits, Borrower will cause a change of the servicer for any such Mortgage Loans to a company acceptable to Lender.

          4.9.3 Borrower shall cause all sums received with respect to the Collateral to be deposited with Custodian.

     4.10 Lender Appointed Attorney-in-Fact.  Upon the occurrence and during the
          ---------------------------------
          continuance of an Event of Default, Lender is hereby appointed the attorney-in-fact of Borrower for the purpose of carrying out the provisions hereof and taking any action and executing any instruments that Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of Borrower representing any payment on account of the Collateral and to give full discharge for the same.

5.   DEFAULT - RIGHTS AND REMEDIES.
     -----------------------------

     5.1  Events of Default; Remedies.
          ---------------------------

          5.1.1 With respect to any Collateral including Sub-Facility Collateral but not including Repledged Collateral, should any Event of Default occur and be continuing, Lender, at its option, in addition to its rights and remedies under the Promissory Note, shall have any or all of the following rights and remedies, which may be exercised by Lender or by Custodian in accordance with the instructions of Lender:

                 5.1.1.1 Lender may cause the disposition of all or any portion of the Collateral to be conducted immediately upon the occurrence and during the continuance of an Event of Default, or upon the expiration of any period of delay or notice required by law. Should Lender decide to conduct more than one such sale or disposition, Lender may at its option cause the same to be conducted simultaneously or successively on the same day or upon such different days or at such different times and in such order as Lender may deem to be in the best interests of the holders of interests in the Promissory Note. Borrower waives, to the fullest extent permitted by law, any prejudice resulting to it from any such decision.

                 5.1.1.2 Lender shall have the right to sell the Collateral in one or more lots, at one or more times, at such place or places, at public or private sales and with or without notice of any kind, as Lender may elect, at such prices and on such terms, as to cash or credit, as Lender may reasonably deem to be the best terms obtainable at such time, provided that notwithstanding any provision of this Pledge Agreement to the contrary, notice of two (2) Business Days, if the Event of Default listed in Section 5.1.1 of the Promissory Note exists, and five (5) Business Days otherwise shall be given to Borrower of all sales of all or any portion of the Collateral. Lender shall have the right to become a purchaser at any such sale that is open to the public and to apply all unpaid Obligations toward the purchase price of all or any portion of the Collateral sold to Lender. If notice is given of public sale, it is agreed that notice shall be satisfactorily given if such notice is published at least once in The Wall Street Journal
                                                         -----------------------
                           not less than two (2) Business Days prior to such sale. The foregoing notice provisions shall not preclude Lender's rights to foreclose upon the Collateral in any other manner permitted under the Uniform

                           Commercial Code as in effect in the applicable jurisdiction; however, a sale of the Collateral in accordance with such notice requirements shall be deemed a disposal of the Collateral in a commercially reasonable manner. Lender shall have the right to sell the Collateral, or to foreclose, sue upon, or otherwise seek to enforce the same in its own name or in the name of either Custodian or Borrower. Subject to the foregoing provisions of this paragraph, if an Event of Default shall have occurred and be continuing, Lender shall have the right to renew, extend the time of payment of, or otherwise modify, amend, supplement, settle or compromise, in any manner, any obligations for the payment of money included in the Collateral, any security therefor and any other agreements, instruments, claims or choses in action of any kind, that may be included in the Collateral. In view of the nature of the Collateral, the parties agree that liquidation of the Collateral does not require a public sale and that one or more good faith private sales, including such private sales at which Lender shall have the right to become a purchaser, constitute a commercially reasonable disposition of the Collateral.

                 5.1.1.3 Lender, or upon its direction, Custodian, may take possession of all or any portion of the Collateral that is not already in its or Custodian's possession, and Borrower agrees to assemble and make available the Collateral to Lender at a convenient location. Lender, acting through Custodian if it so desires, may manage and protect the Collateral, do any acts that Lender deems proper to protect the Collateral as security hereunder, and sue upon any contract or claim relating to the Collateral and receive any payments due thereon or any damages thereunder, and apply all sums received to the payment of the Obligations in accordance with the same order of priorities as set forth in Section
                           5.3 hereof. Any such actions of Lender or Custodian shall not, absent written ratification by Lender, be deemed to impose upon Lender or Custodian any of Borrower's obligations under any contracts.

                 5.1.1.4 To the extent permitted by the Sub-Facility Collateral, Lender may direct the servicers to take such action with respect to the Collateral as Lender determines is appropriate.

          5.1.2 With respect to any Collateral which is Repledged Collateral, should any Event of Default occur and be continuing, Lender, at its option, in addition to its rights and remedies under the Promissory Note, shall have the right to exercise all of the rights, powers and privileges accorded Borrower under any agreement, note or other instrument included in any Sub-Facility Collateral, and to take such action as Lender deems proper to protect its interests thereunder, in and to the Repledged Collateral.

          5.1.3 If an Event of Default has occurred and is continuing, Lender shall be entitled to the appointment of a receiver by any court having jurisdiction to take possession of and protect, collect, manage, liquidate, and sell the Collateral which is not Repledged Collateral or any portion thereof, collect the payments due with respect to the Collateral or any portion thereof, and do anything that Lender or Custodian are authorized hereunder to do. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with the appointment and activities of such receiver.

          5.1.4 If an Event of Default has occurred and is continuing, Lender may enforce its rights and remedies hereunder without prior judicial process or hearing, and Borrower hereby expressly waives, to the extent permitted by law, any right Borrower might otherwise have to require Lender to enforce its rights by judicial process. Borrower also waives, to the extent permitted by law, any defense Borrower might otherwise have to the

                 Obligations arising from use of nonjudicial process, enforcement and sale of all or any portion of the Collateral or from any other election of remedies. Borrower recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

          5.1.5 Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default described in Sections
                 5.5 and 5.6 of the Promissory Note, Lender shall have the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

     5.2  Delay not Waiver; Remedies are Cumulative.
          -----------------------------------------

          5.2.1 No failure on the part of Lender or Custodian to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or Custodian of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          5.2.2 All remedies of Lender or Custodian provided for herein are cumulative and in addition to any and all other rights and remedies provided by law, the Facility Documents and the other instruments and agreements contemplated hereby and thereby. Lender may exercise at any time after the occurrence and during the continuance of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

     5.3  Application of Proceeds.  The proceeds of any sale or disposition of
          -----------------------
          each item of the Collateral pursuant to this Article shall be applied as follows:

          5.3.1 First, to the payment of the reasonable costs and expenses of such sale or disposition, or any other enforcement action pursuant hereto, including reasonable attorneys' fees, and all other reasonable expenses incurred in connection therewith, with a reasonable reserve for any liabilities, which shall be determined in full within ninety (90) days, incurred in connection therewith and full repayment with interest of all advances made or incurred in connection therewith;

          5.3.2 Second, to the payment in full, in such order as Lender shall determine, of (i) the accrued interest on the Advances, (ii) the outstanding principal on the Advances and (iii) all other Obligations due and owing to the Lender;

          5.3.3 Finally, to the payment to the person or persons entitled thereto, or as a court of competent jurisdiction directs.


     If the proceeds of any such sale are insufficient to cover the reasonable costs and expenses of such sale, as aforesaid, and the payment in full of the Promissory Note, including without limitation all Advances thereunder, and all other Obligations, Borrower shall remain liable for any deficiency.

     5.4  Reimbursement.  All reasonable sums expended by Lender or Custodian in
          -------------
          connection with the exercise of any right or remedy provided for herein shall be and remain the obligation of Borrower. At the option of Lender, all such reasonable sums may be paid from the Collateral, or may be advanced by Lender or Custodian, in which event they shall be deemed to have been advanced to Borrower and shall be reimbursed by Borrower to the party advancing such amount, with interest at the Default Rate commencing on the tenth day after notice to Borrower of such amount to be reimbursed until reimbursement is made. During the continuance of an Event of Default, Borrower waives, and shall not have, any right to restrict or control the expenditures by Lender or Custodian from any cash which constitutes Collateral.

     5.5  Indemnity.
          ---------

          5.5.1 The powers conferred on Lender hereunder are solely for its protection and do not impose any duty on it to exercise any such powers. Borrower, its successors and assigns, waive all rights whatsoever against Lender for any loss, expense, liability or damage suffered by Borrower as a result of reasonable actions taken pursuant to this Pledge Agreement, including those arising under any "mortgagee in possession" doctrine or the like. Borrower agrees to indemnify and hold harmless Lender from each and every obligation, liability, loss, cost, expense, death, injury, or damage resulting from, or arising out of the Facility Documents and all other documents related thereto, and all actions taken pursuant thereto (including, without limitation, any such obligation, liability, loss, cost, expense, death, injury or damage resulting from any action taken by Lender pursuant to Section 5 hereof), other than those caused by the gross negligence or willful misconduct of Lender).

          5.5.2 Without limiting the application of Section 5.5.1, Borrower agrees to pay, or reimburse Lender for all reasonable fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     5.6  Survival.  The indemnity obligations of Borrower contained in this
          --------
          Pledge Agreement shall continue in full force and effect notwithstanding the full payment of the Promissory Note and all of the other Obligations and notwithstanding the discharge thereof.

     5.7  Waiver of Redemption.  Borrower hereby expressly waives, to the
          --------------------
          fullest extent permitted by law, any right of redemption, any moratorium or redemption period, any reduction in the proceeds of any Collateral as a result of restrictions upon Lender or Custodian contained in the Facility Documents or any other instrument delivered in connection therewith, and any right that it may have to direct the order in which any of the Collateral shall be disposed of in the event of any disposition pursuant hereto.

6.   MISCELLANEOUS.
     -------------

     6.1  Notices.  Any notices or other communications permitted or required
          -------
          hereunder shall be in writing and shall be deemed conclusively to have been given if (a) personally delivered, (b) sent by express courier delivery service and received by the party to whom it is sent or (c) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties).

     6.2  Costs of Collection.  Borrower agrees to pay, with interest at the
          -------------------
          Default Rate commencing on the tenth day after notice to Borrower of such amount to be reimbursed until reimbursement is made, the reasonable out-of-pocket expenses (including estimated allocated costs for internal counsel) and reasonable attorneys' fees incurred by Lender in connection with the administration and enforcement of the Facility Documents, the taking of any action, including legal action, required or permitted to be taken by Lender pursuant thereto, or in connection with any refinancing or restructuring in the nature of a "workout".

     6.3  Entire Agreement.  This Pledge Agreement supersedes and integrates all
          ----------------
          negotiations, contracts, agreements and understandings between the parties relating thereto, and it, together with the other Facility Documents and the other documents delivered pursuant hereto or thereto, contains the entire final agreement of the parties. No prior negotiation, agreement, understanding or prior contract shall have any validity hereafter.

     6.4  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
          Pledge Agreement nor any consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     6.5  Severability.  If any provision of this Pledge Agreement is declared
          ------------
          invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Pledge Agreement shall be enforced to the fullest extent permitted by law.

     6.6  Binding Effect; Governing Law.  This Pledge Agreement shall be binding
          -----------------------------
          and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign this Pledge Agreement or any of Borrower's rights or obligations hereunder. Lender may sell or pledge participation interests, in whole or in part, in its rights hereunder so long as Lender remains solely responsible for its obligations hereunder and the participants have no rights, voting or otherwise, as against the Borrower; provided, however, that if an Event of Default has occurred and is continuing, Lender may assign all of its rights arising hereunder or under any of the Facility Documents. Nothing contained herein shall preclude Lender from continuing to exercise all of its rights hereunder for the benefit of any such participant, and Borrower shall continue to take directions solely from Lender. This Agreement shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

     6.7  Joint and Several.  The joint and several obligations of each of CWM
          -----------------
          Mortgage Holdings, Inc., Independent National Mortgage Corporation and Warehouse Lending Corporation of America, Inc. hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any Obligation to the Lender, is a guaranty of performance of such Obligation (and not of collectability) and is in no way conditional or contingent upon the continued existence of any other Borrower and is not and will not be subject to any setoffs. Any notice or other communication provided to one Borrower pursuant hereto shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

          IN WITNESS WHEREOF, this Pledge Agreement has been executed by the parties hereto as of the date first above written.




                                    CWM MORTGAGE HOLDINGS, INC., as Borrower


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    INDEPENDENT NATIONAL MORTGAGE CORPORATION, as Borrower


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    WAREHOUSE LENDING CORPORATION OF AMERICA,
                                    INC., as Borrower


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    NOMURA ASSET CAPITAL CORPORATION, as Lender


                                    By:
                                       -----------------------------------------
                                    Name: James K. Lieblich
                                         ---------------------------------------
                                    Title: Director
                                          --------------------------------------

                                  APPENDIX A

                   Representations and Warranties Regarding
                 Mortgage Loans as of the Date of the Related
Advance

          (a) Mortgage Loans as Described.  The information set forth in the
              ---------------------------
Collateral Receipt and the related mortgage loan schedule (the "Mortgage Loan Schedule") is complete, true and correct, in all material respects.

          (b) Payments Current; No Default.  Unless Lender is otherwise
              ----------------------------
notified, all payments required to be made under the terms of the mortgage note have been made and credited. No material payment required under the Mortgage Loan has been delinquent at any time since the date the Mortgage Loan was originated. There is no material default, breach, violation or event of acceleration existing under the mortgage or the mortgage note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither Borrower nor its predecessors have waived any material default, breach, violation or event of acceleration.

          (c) No Outstanding Charges.  There are no material defaults in
              ----------------------
complying with the terms of the mortgage, and all material taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed but is not yet due and payable. Borrower, or Sub-borrower, as applicable, has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the mortgage note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day that precedes by one month the due date of the first installment of principal and interest.

          (d) Original Terms Unmodified.  The terms of the mortgage note and
              -------------------------
mortgage have not been impaired, waived, altered or modified in any material respect, except by a written instrument that has been recorded, if necessary to protect the interest of Lender and that has been delivered to Lender or its designee (including the Custodian). The substance of any such material waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is included in the mortgage file delivered to Lender or its designee (including the Custodian) and the terms of which are reflected in the Mortgage Loan Schedule.

          (e) No Defenses.  The Mortgage Loan is not subject to any material
              -----------
right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right thereunder, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any material right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

          (f) Insurance Policies in Effect.  The fire and casualty insurance
              ----------------------------
policy covering the mortgaged property (1) affords and will afford sufficient insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if the mortgaged property is in an area identified by the Federal Emergency Management Agency as having special flood hazards or the same is required by the relevant Purchaser, (2) is a standard policy of insurance for the locale where the mortgaged property is located, is in full force and effect, and the amount of insurance is in the amount of the full insurable value of the structure on the mortgaged property on a replacement cost basis or the unpaid balance of the Mortgage Loans, whichever is less; (3) names (and will name) the present owner of the mortgaged property as the insured; and (4) contains a standard mortgagee loss payable clause in favor of the servicer, Borrower, or Sub-borrower, as the case may be.

          (g) Compliance with Applicable Laws.  Any and all requirements of any
              -------------------------------
federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedure, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been materially complied with, and Borrower or Sub-borrower shall maintain in its possession, available for Lender's inspection, and shall deliver to Lender upon demand, evidence of compliance with all such requirements.

          (h) No Satisfaction of Mortgage.  The mortgage has not been satisfied,
              ---------------------------
canceled, subordinated or rescinded, in whole or in part, in any material respect, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

          (i) Use of Mortgaged Property.  No portion of the mortgaged property
              -------------------------
is used for commercial purposes.

          (j) Valid First Lien.  Except for second lien mortgages with a
              ----------------
Collateral Value not to exceed, in the aggregate, $20,000,000, the mortgage is a valid, existing and enforceable first lien on a mortgaged property improved by a one- to four-family residential dwelling, including all buildings on the mortgaged property and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

          (1) the lien of the current real property taxes and assessments not yet due and payable.

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) that do not materially adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

          (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value of marketability of the related mortgaged property.

          Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates, or established and created a valid, subsisting and enforceable first lien and first priority security interest on the property described therein, except for second lien mortgages with a Collateral Value not to exceed, in the aggregate, $20,000,000, and Borrower has full right to pledge and assign such liens to Lender or its designee (including Custodian).

          (k) Validity of Mortgage Documents.  The mortgage note and the
              ------------------------------
mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the mortgage note and the mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the mortgage note and the mortgage, and the mortgage note and the mortgage have been duly and properly executed by such parties.

          (l) Full Disbursement of Proceeds.  The proceeds of the Mortgage Loan
              -----------------------------
have been fully disbursed and there is no requirement of future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All material costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the mortgage were paid, and the mortgagor is not entitled to any material refund of any amounts paid or due under the mortgage note or mortgage.

          (m) Doing Business.  All parties that have had any interest in the
              --------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were), where material, (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the mortgaged property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state.

          (n) LTV.  No Mortgage Loan has or had at origination an LTV of more
              ---
than 100%.

          (o) Title Insurance.  The Mortgage Loan is covered by either (1) an
              ---------------
attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the mortgaged property is located or (2) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, issued by a title insurer and qualified to do business in the jurisdiction where the mortgaged property is located, insuring Borrower or Sub-borrower, as the case may be, its successors and assigns, as to the first priority lien of the mortgage in the amount of 100% of the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) above and, with respect to adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment to the mortgage interest rate and monthly payment. The related servicer, Borrower or Sub-borrower, as the case may be, is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the mortgage, including the related servicer, Borrower and Sub-borrower, as applicable, has done, by act or omission, anything that would impair the coverage of such lender's title insurance policy.

          (p) No Mechanics' Liens.  There are no material mechanics' or similar
              -------------------
liens or claims that have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the mortgaged property that are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

          (q) Location of Improvements; No Encroachments.  All improvements that
              ------------------------------------------
were considered in determining the appraised value of the mortgaged property lay wholly within the boundaries and building restriction lines of the mortgaged property and no improvements on adjoining properties encroach upon the mortgaged property. No improvement located on or being part of the mortgaged property is in material violation of any applicable zoning law or regulation.

          (r) Origination; Payment Terms.  The documents, instruments and
              --------------------------
agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. With respect to adjustable rate Mortgage Loans, the mortgage interest rate is adjusted annually on each interest rate adjustment date to equal the index plus the gross margin, rounded up or down to the nearest 1/8%, subject to the mortgage interest rate cap. With respect to fixed rate Mortgage Loans, the mortgage note is payable each month in equal monthly installments of principal and interest. With respect to adjustable rate Mortgage Loans, installments of interest are subject to change due to the adjustments to the mortgage interest rate on each interest rate adjustment date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization.

          (s) Deeds of Trust.  In the event the mortgage constitutes a deed of
              --------------
trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the mortgage, and no fees or expenses are or will become payable by Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor.

          (t) Acceptable Investment.  Borrower has no actual knowledge of any
              ---------------------
circumstances or conditions with respect to the mortgage, the mortgaged property, the mortgagor or the mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan in any material respect.

          (u) Due on Sale.  The Mortgage contains an enforceable provision for
              -----------
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the mortgaged property is sold or transferred without the prior written consent of the mortgagee thereunder.

          (v) No Graduated Payments or Contingent Interests.  The Mortgage Loan
              ---------------------------------------------
is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

          (w) Consolidation of Future Advances.  Any future advances made prior
              --------------------------------
to the date such Mortgage Loan was delivered to Custodian have been consolidated with the outstanding principal amount secured by the mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

          (x) Mortgaged Property Undamaged.  There is no proceeding pending or
              ----------------------------
threatened for the total or partial condemnation of any material portion of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to materially affect adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended.

          (y) Collection Practices; Escrow Deposits; Interest Rate Adjustments.
              ----------------------------------------------------------------
The origination and collection practices used with respect to the Mortgage Loan have been in all material respects in accordance with industry custom and practice, and have been in all material respects legal and proper. With respect to escrow deposits and escrow payments, all such payments are in the possession of Borrower or Sub-borrower, as the case may be, and there exist no material deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in material compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every material item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due Borrower or Sub-borrower, as the case may be, have been capitalized under the Mortgage or the mortgage note. All mortgage interest rate adjustments have been made in strict compliance with state and federal law and the terms of the related mortgage note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

          (z) Appraisal.  The mortgage file contains an appraisal of the related
              ---------
mortgaged property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the related servicer, Borrower or Sub-borrower, as the case may be, who had no interest, direct or indirect in the mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, all as in effect on the date the Mortgage Loan was originated.

          (aa) Purchase Commitments.  All Purchase Commitments that are part of
               --------------------
the Collateral are valid and enforceable obligations and have been approved by all necessary authorities.

          (bb) Defaulted Mortgage Loan.  During the first two months following
               -----------------------
origination of a Wet Mortgage Loan, the principal of and/or interest on such Mortgage Loan is not due and unpaid for more than thirty (30) days. The principal of and/or interest on any Mortgage Loan is not due and unpaid for more than forty-five (45) days.

          (cc) Delivery of Wet Mortgage Loan Documents.  With respect to Wet
               ---------------------------------------
Mortgage Loans, Borrower has delivered to Custodian the documents required to be delivered under the related Custody Agreement within five (5) Business Days of the date of the related Advance.

          (dd) Eligibility.  The Mortgage Loan is eligible, and in the form
               -----------
required, for securitization or purchase by the relevant Purchaser. It is a bona fide Mortgage Loan of the type it purports to be, made to one or more borrowers each having substantially the credit standing he or she is represented to have.



                                 PROMISSORY NOTE


$300,000,000.00                                           Dated:  August 3, 1994
New York, New York

          FOR VALUE RECEIVED, the undersigned (individually and collectively, "Borrower") HEREBY PROMISES TO PAY to Nomura Asset Capital Corporation ("Lender"), for the benefit of Lender, in lawful money of the United States of America, the lesser of (i) the amount set forth above and (ii) the aggregate unpaid principal amount of all Advances made by Lender to Borrower pursuant to the Financing Facility Agreement, dated the date hereof (as amended from time to time, the "Facility Agreement"), between Lender and Borrower, on the applicable Maturity Date for outstanding Advances, together with interest on the outstanding Advances, from and including the date on which such Advance is made until the principal amount of such Advance is paid in full on the applicable Maturity Date (and, as to any overdue principal and accrued interest thereon, on demand), at an interest rate per annum with respect to such Advance equal to the Quoted Rate applicable to such Advance. Each Advance under this promissory note (the "Promissory Note") shall be made pursuant to an executed Notice of Advance. Upon the execution of each Notice of Advance, Lender shall attach hereto, or shall cause to be attached hereto, a list of all new Advances hereunder, which list shall be made a part hereof; provided, however, that the failure of Lender to attach such list or to cause such list to be attached, or any inaccuracy in any such list, shall not limit or affect the obligations of Borrower hereunder.

1.  DEFINITIONS.  All capitalized terms not otherwise defined herein shall have
    -----------
the meanings ascribed to them in the Facility Agreement or the Pledge Agreement ("Pledge Agreement") executed by Borrower and Lender and dated the date hereof.

2.  LATE PAYMENTS.  Borrower shall pay interest on any overdue principal of each
    -------------
Advance and (to the extent permitted by applicable law) accrued interest thereon, payable daily at a fluctuating interest rate per annum equal to 2% above the rate of interest per annum quoted as the prime rate in The Wall Street
                                                                 ---------------
Journal (the "Default Rate"), each change in such Default Rate to take effect
- - -------
simultaneously with any change in such prime rate.

3.  MORTGAGE FUNDING PROGRAM.  This Promissory Note is the Promissory Note
    ------------------------
referred to in the Facility Agreement and is entitled to the benefit thereof and shall be subject to the provisions thereof and of the Pledge Agreement. This Promissory Note is secured pursuant to the Pledge Agreement.

4.  PAYMENTS AND COMPUTATIONS.  Borrower shall make each payment hereunder on
    -------------------------
the day when due to Lender pursuant to Lender's instructions in same day funds. All computations of interest shall be made by Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Any payment to be made hereunder on a day other than a Business Day shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

5.  EVENTS OF DEFAULT; NOTICE; REMEDIES.
    -----------------------------------

     5.1 EVENTS OF DEFAULT. The following events shall each be deemed an "Event of Default":

          5.1.1 Borrower shall fail to pay (i) any payment of principal attributable to any Advance made hereunder when due, (ii) any payment of interest attributable to any Advance made hereunder within two (2) Business Days of when due or (iii) any other amounts due and payable under this Promissory Note upon five (5) days' notice to Borrower by Lender; or

          5.1.2 Borrower shall (i) fail to perform or observe any other material term, covenant or agreement contained in the Facility Documents on its part to be performed or observed when required, and (ii) fail to cure such failure within 30 days of notice from Lender of such failure; or

          5.1.3 any representation or warranty, except for those listed in Appendix A to the Pledge Agreement, made by Borrower (or any of its officers) in the Facility Documents or in any document delivered in connection therewith shall prove to have been incorrect in any material respect when made; or

          5.1.4 Borrower shall fail to pay any of its indebtedness for borrowed money in an aggregate amount in excess of $500,000 or any interest or premium thereon when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or if any such indebtedness shall be declared to be due and payable, or required to be prepaid in full (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          5.1.5 a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar official for Borrower, or of any of its property, is appointed or takes possession of such property; or Borrower generally fails to pay its debts as they become due; or Borrower is adjudicated bankrupt or insolvent; or an order for relief is entered under the Federal Bankruptcy Code, any successor or similar applicable statute, or any administrative insolvency scheme, against Borrower; or any of its property is sequestered by court or administrative order; or a petition is filed, which is not vacated or stayed within 60 days, against Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect; or

          5.1.6 Borrower files a voluntary petition in bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official for Borrower, or of all or any part of its property; or makes an assignment for the benefit of its creditors; or

          5.1.7 any judgment or order, which is not reversed, vacated, bonded or stayed within 45 days, for the payment of money in excess of $1,000,000 shall be rendered against Borrower; or

          5.1.8 any governmental authority or agency or any person, agency or entity acting under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of Borrower, or shall have taken any action to displace the management of Borrower or to curtail its authority in the conduct of the business of Borrower, where any such action stated in this Section 5.1.8 (i) is not dismissed, discontinued, vacated, bonded or stayed within 45 days and (ii) would have a material adverse effect on the Market Value of the Collateral and the ability of Borrower to repay the Obligations; or

          5.1.9 Borrower shall default under, or fail to perform as requested under, or shall otherwise breach the terms of any instrument, agreement or contract between it and Lender or any of Lender's affiliates, where such failure to perform or such breach shall have a material adverse effect on the Market Value of the Collateral and the ability of Borrower to repay the Obligations; or

          5.1.10 any material adverse change occurs in the financial condition, operations or corporate structure of Borrower.

     5.2 NOTICE OF SUB-BORROWER DEFAULT.  Borrower shall immediately notify
         ------------------------------
Lender if, pursuant to the Sub-Facility Collateral, any Sub-borrower (i) fails to make any payment of principal when due pursuant to the Sub-Facility Collateral, or (ii) breaches any covenants which would have a material effect on the ability of the Sub-borrower to perform its obligations.

     5.3 REMEDIES.  If an Event of Default occurs and is continuing, Lender may
         --------
(i) by notice to Borrower, declare this Promissory Note and all Advances made hereunder, the outstanding principal of and all interest accrued thereon and all other amounts payable under the Facility Documents to be immediately due and payable, whereupon this Promissory Note and all such Advances, interest and other amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and (ii) exercise or cause to be exercised all rights and remedies of Lender as secured party under the Pledge Agreement; provided, that upon occurrence and during the continuance of any Event of Default described in Sections 5.1.5 and 5.1.6 above, the outstanding principal of and accrued interest on this Promissory Note and all other amounts payable under the Facility Documents shall immediately and automatically become due and payable without presentment, demand, protest or notice of any kind.

6.   AMENDMENTS, ETC.  No amendment or waiver of any provision of this
     ---------------
Promissory Note, nor any consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

7.   JOINT AND SEVERAL.  The joint and several obligations of each of CWM
     -----------------
Mortgage Holdings, Inc., Independent National Mortgage Corporation and Warehouse Lending Corporation of America, Inc. hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any Obligation to the Lender, is a guaranty of performance of such Obligation (and not of collectability) and is in no way conditional or contingent upon the continued existence of any other Borrower and is not and will not be subject to any setoffs. Any notice or other communication provided to one Borrower pursuant hereto shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

8.   NOTICES.   Any notices or other communications permitted or required
     -------
hereunder shall be in writing and shall be deemed conclusively to have been given if (a) personally delivered, (b) sent by express courier delivery service and received by the party to whom it is sent or (c) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties).

9.   NO WAIVER, REMEDIES.  No failure on the part of Lender to exercise, and no
     -------------------
delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided in equity or at law.

10.  BINDING EFFECT; GOVERNING LAW; VENUE.  This Promissory Note shall be
     ------------------------------------
binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. Borrower may not assign its obligations under this Promissory Note without the prior written consent of Lender. Lender may assign to any affiliate or upon the occurrence and during the continuance of an Event of Default, by bookkeeping entry on Lender's records or otherwise, all or any part of, or any interest in, Lender's rights and benefits hereunder, including, without limitation, its right to payments of principal and interest with respect to a particular Advance. To the extent of such assignment, such assignee shall have the same rights and benefits against Borrower as it would have had if it were Lender hereunder; provided, however, that nothing contained herein shall preclude Lender from continuing to exercise all of its rights hereunder for the benefit of any such assignee of Lender, and Borrower shall continue to take directions solely from Lender unless otherwise notified by Lender in writing. This Promissory Note shall be construed in accordance with, and governed by, the laws of the State of New York, without giving effect to the conflict of law principles thereof. Borrower waives trial by jury. Borrower hereby irrevocably consents to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, in any action or proceeding arising out of or relating to this Promissory Note. Borrower hereby submits to, and waives any objection it may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Promissory Note. Borrower consents to service of process by mail at the address specified in the Custody Agreement or otherwise designated pursuant to Section 8 hereof and waives any objection it may have to the sufficiency or adequacy of such method of service of process.

          IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed by its officer thereunto duly authorized, as of the date first above written.

                                        CWM MORTGAGE HOLDINGS, INC., as Borrower


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        INDEPENDENT NATIONAL MORTGAGE
                                        CORPORATION, as Borrower


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        WAREHOUSE LENDING CORPORATION OF
                                        AMERICA, INC., as Borrower


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                       NOMURA ASSET CAPITAL CORPORATION
                           MORTGAGE FUNDING PROGRAM

                          TRI-PARTY CUSTODY AGREEMENT


                             DATED: AUGUST 3, 1994

                                     AMONG

                         CWM MORTGAGE HOLDINGS, INC.,

                 INDEPENDENT NATIONAL MORTGAGE CORPORATION, AND
                WAREHOUSE LENDING CORPORATION OF AMERICA, INC.,

                     JOINTLY AND SEVERALLY, AS THE BORROWER

                                      AND

                NOMURA ASSET CAPITAL CORPORATION, AS THE LENDER

                                      AND

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,
                                AS THE CUSTODIAN



1.  ADVANCES TO WHICH THE AGREEMENT RELATES.  The Lender has agreed, from time
    ---------------------------------------
to time, pursuant to a facility agreement (the "Facility Agreement"), to make Loans (each, an "Advance") to the Borrower with respect to the mortgage loans (or security interests therein) related to this Agreement. The Borrower has granted or shall hereafter grant to the Lender and its successors and assigns a security interest in and lien on certain collateral (the "Collateral") as security for the performance of the obligations of the Borrower in connection with the Advances. The Borrower intends, from time to time, to deliver to the Custodian certain items of, and items pertaining to, the Collateral, and the Custodian is willing to hold such Collateral (and items pertaining thereto) in custody as collateral agent for the Lender and its successors and assigns, in order to perfect for the Lender, its successors and assigns, the security interest in and lien on such Collateral. The Collateral consists of mortgage loans ("Mortgage Loans") intended to be purchased for cash by a purchaser listed on Schedule I hereto ("Purchaser"), and facility, loan, warehousing or similar agreements, pledge agreements, promissory notes, custody agreements, collateral receipts, security agreements and any other documents related thereto entered into by entities (each, a "Sub-borrower") in favor of Borrower which relate to the grant of first priority perfected security interests in and liens on all of the right, title and interest of Sub-borrowers, in, under and to Mortgage Loans, which security interests are being assigned to the Lender.

2.  APPOINTMENT OF THE CUSTODIAN. The Lender hereby appoints the Custodian, and
    ----------------------------
the Custodian hereby accepts its appointment, to act as collateral agent for the Lender, and its successors and assigns, for the purpose of taking custody of the Collateral and certain items pertaining thereto as described herein. With respect to any item of Collateral, the duties and obligations of the Custodian hereunder as collateral agent (as described herein) for the Lender shall terminate upon receipt by the Lender of all amounts of principal and interest due and owing to the Lender by the Borrower or upon notice from the Lender.

3.  DEPOSIT OF COLLATERAL.  The Borrower shall deposit with the Custodian, and
    ---------------------
the Custodian agrees to hold as custodian and as collateral agent (as described herein) for the Lender and its successors and assigns, such Collateral that may from time to time be so deposited hereunder. The Custodian shall maintain such Collateral so deposited in separate records and files.

4.  REQUIRED LOAN DOCUMENTS.  For each Mortgage Loan, the Borrower shall deposit
    -----------------------
with the Custodian the following required documents (the "Required Loan Documents"), and/or all such other documents as the Lender may reasonably require from time to time for the purchase by a Purchaser of the related Mortgage Loans, as the case may be, duly authorized and completed, provided that the Custodian is advised of such documents:

     4.1 The original note endorsed "Pay to the order of _____________, without recourse" and signed in the name of the Borrower by an officer of the Borrower.

     4.2 An unrecorded assignment of mortgage, with assignee in blank but otherwise in recordable form, and all interim assignments, if any.

     4.3  If applicable, a completed Prior Lender's Release Letter.

     4.4  A schedule of mortgage loans in a form acceptable to the Lender.

     4.5 If an Event of Default has occurred and is continuing, and if the Custodian has been notified of such Event of Default by the Lender, any Purchase Commitments.

5.   WET FINANCING REQUIRED DOCUMENTS.  For each mortgage loan intended to be
     --------------------------------
financed or refinanced by the Borrower through funds provided by the Lender the Borrower shall deposit, or cause to be deposited, with the Custodian within 5 Business Days (as defined in the Facility Agreement) of the related Advance, the following required documents (the "Wet Financing Required Documents"), duly authorized and completed, provided that the Custodian is advised of such documents:

     5.1 The original note endorsed "Pay to the order of ________ without recourse" and signed in the name of the Borrower by an officer of the Borrower.

     5.2 An unrecorded assignment of mortgage, with assignee in blank but otherwise in recordable form, and all interim assignments, if any.

     5.3 A schedule of mortgage loans in a form acceptable to the Lender and the Custodian, the aggregate unpaid principal balance of which equals the aggregate unpaid principal balance stated on the Notice of Advance (a form of which is attached hereto).

6.   SUB-FACILITY REQUIRED DOCUMENTS.  For each mortgage loan as to which it is
     -------------------------------
intended that the Borrower assign to Lender Borrower's first priority perfected security interest in and lien on all of the right, title and interest of Sub-borrower, the Borrower shall deposit, or cause to be deposited, with the Custodian, in addition to the documents required to be deposited above, the Promissory note of Sub-borrower to Borrower (the "Sub-Facility Required Documents"), and/or all such other documents as the Lender may require from time to time, duly authorized, executed and completed, provided that the Custodian is advised of such documents. The Lender and the Borrower shall deliver to the Custodian appropriate intercreditor agreements following the execution thereof.

7.   CERTIFICATION OF DOCUMENTATION.
     ------------------------------

     7.1 The Custodian, upon receipt of all of the Required Loan Documents, the Wet Financing Required Documents, and/or the Sub-Facility Required Documents, as the case may be (collectively, the "Required Documents"), shall review such Required Documents in accordance with the review and certification guidelines established by the Lender (as separately agreed to by the Lender and the Custodian) to verify whether all are complete, whether each such document purporting to be an original appears on its face to be an original, and whether each such document purporting to be a certified photocopy or conformed copy appears on its face to be a true copy of its original. Subject to the provisions set forth in Section 7.2 with respect to Wet Mortgage Loans, the Custodian shall notify the Borrower and the Lender of any documents that are missing, that are incomplete on their face or that are patently inconsistent. The Borrower shall promptly deposit such missing documents with the Custodian or complete or correct the documents. When the Required Documents have been received in full and correct form, the Custodian shall: (i) promptly deliver a duly executed Collateral Receipt and Prior Lender's Release Letter, if applicable, to the Lender; and (ii) upon request of the Lender, deliver copies of the Required Documents to the Lender. In making such verification, the Custodian may rely conclusively on the Notice of Advance completed by the Borrower, the Required Documents and the documents constituting the Custodian's mortgage file, and the Custodian shall have no obligation to independently verify the correctness of the Borrower's certification on such Notice of Advance or the effectiveness, sufficiency, validity, enforceability, collectability, recordability or adequacy of the Notice of Advance completed by the Borrower, Required Documents and the documents constituting the Custodian's mortgage file.

     7.2 The Borrower may pledge, as part of the Collateral securing an Advance, a mortgage loan originated in the name of the Borrower or Sub-borrower, as the case may be, on or prior to the date of such Advance and for which all of the related Required Documents have not been deposited with the Custodian on or prior to the date of such Advance (a "Wet Mortgage Loan"). In connection with any assignment of Borrower's interest in a Wet Mortgage Loan, the Borrower shall, not later than 4:00 p.m. New York City time on the Business Day immediately prior to the scheduled date of the related Advance, deposit with the Custodian a true and correct copy of a fully completed Notice of Advance. The Notice of Advance shall constitute a Required Document, and the deposit of the Notice of Advance shall be deemed to satisfy the requirement for the deposit of the documents set forth in Sections 5.1 and 5.2 solely for purposes of the execution of the Collateral Receipt as of the date thereof. Notwithstanding the foregoing, the Borrower shall cause to be deposited with the Custodian the documents set forth in Sections 5.1 and 5.2 for such Wet Mortgage Loan within five (5) Business Days after the date of the related Collateral Receipt. If the Borrower does not deposit such documents with the Custodian within such five (5) Business Day period, the Custodian shall immediately notify the Lender. Upon deposit of such documents with the Custodian, the Custodian shall review such documents in accordance with the standards set forth in Section 7.1, shall promptly notify the Lender if such documents do not comply with the requirements thereof and shall indicate on its records that the Custodian maintains possession of such documents for the Lender hereunder. The Borrower hereby represents, warrants and covenants to the Lender and the Custodian that the Borrower and any person or entity acting on behalf of the Borrower that has possession of any of the documents set forth in Sections 5.1 or 5.2, as applicable, for such Wet Mortgage Loan prior to the deposit thereof with the Custodian will hold such documents in trust for the Lender.

8.   FURTHER OBLIGATIONS OF THE CUSTODIAN.
     ------------------------------------

     8.1 The Custodian shall promptly notify the Lender if (i) the Borrower fails to pay any amount due to the Custodian under this Agreement or otherwise, and such failure results in the Custodian's accelerating the payment of any amount owed to the Custodian by the Borrower, or (ii) the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance (other than for the benefit of the Lender, its affiliates or its successors and assigns) has been placed on any account maintained by the Borrower with the Custodian or on the Required Documents.

     8.2 The Custodian shall use reasonable care in accordance with the standards it customarily uses for its own clients in similar transactions and shall hold the Required Documents in its fire rated storage vault under its exclusive custody and control, in accordance with customary standards for such custody, and shall maintain a fidelity bond plus document hazard insurance in a sufficient amount to cover any and all transactions contemplated by this Agreement.

     8.3 The Custodian hereby represents and warrants to the Lender that (i) the Custodian is not controlled by, under common control with or otherwise affiliated with the Borrower, and covenants and agrees with the Lender that prior to any such affiliation in the future, the Custodian shall promptly notify the Lender; and (ii) this Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding obligation of the Custodian, enforceable in accordance with its terms.

     8.4 If the Borrower desires to sell mortgage loans directly to a Purchaser, the Custodian shall complete the endorsements and forward such related Required Documents as instructed by the Borrower to effect such sale to the respective Purchaser, together with a duly executed and completed Bailee Letter; provided, however, that any Required Documents that are unacceptable to the Purchaser shall be returned directly to the Custodian and held by the Custodian for the Lender in accordance with this Agreement.

9.   RELEASE OF REQUIRED DOCUMENTS.  From time to time and as appropriate for
     -----------------------------
the purpose of correcting errors therein or for the proper servicing of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release of Documents in the form attached hereto ("Request for Release"), executed by the Borrower and the Lender, to release or cause to be released to the Borrower the mortgage loan documents set forth in such Request for Release; provided, that any mortgage loan documents released to the Borrower pursuant to a Request for Release shall be returned to Custodian no later than fifteen (15) days from the date on such Request for Release. Notwithstanding the foregoing, the Custodian may permit the withdrawals of certain mortgage loan documents contained in the mortgage file relating to only twenty (20) Mortgage Loans without the written consent of the Lender; provided, however, that if the withdrawal of any mortgage note is for the purpose of changing the principal amount thereof, a Request for Release executed by the Borrower and the Lender is required to be delivered to the Custodian prior to such withdrawal. The Custodian shall execute an acknowledgement of such Request for Release, shall return a copy to both the Borrower and the Lender, and shall retain one original copy. All documents released by the Custodian to the Borrower pursuant to this Section shall be held in trust by the Borrower for the benefit of the Lender. Upon the request of the Borrower, the Custodian may deliver the documents referred to in Sections 4.1, 4.2, 4.4, 5.1 and 5.2 above, to a Purchaser so long as such Interim Required

Documents are accompanied by a Bailee Letter in the form attached hereto addressed to such Purchaser. Upon the request of the Borrower, the Custodian shall deliver such documents to a Purchaser by the end of the next Business Day. The Custodian shall make a reasonable effort to require such Purchaser to execute such Bailee Letter and return it to the Custodian, but shall not be required to obtain such return.

10.  RIGHT TO INSPECT.  Upon reasonable prior written notice to the Custodian,
     ----------------
the Custodian shall permit at all reasonable times during regular business hours
(i) inspection by the Lender or the Borrower (or by their respective auditors when requested by the Lender or Borrower, as the case may be) of the Required Documents and the records of the Custodian relating to this Agreement and (ii) copies to be made by the Lender (or its auditors when requested by the Lender) of the Required Documents and the records of the Custodian relating to this Agreement.

11.  DELIVERY OF REQUIRED DOCUMENTS TO THE LENDER.  If an Event of Default has
     --------------------------------------------
occurred and is continuing, or if the Custodian is unable to perform its obligations hereunder, the Custodian shall promptly deliver to the Lender or its designee any or all Required Documents and other items of Collateral in the Custodian's custody upon the Lender's written request. The Lender shall provide the Borrower with a copy of any such request delivered to the Custodian.
Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of Required Documents in the performance of the Custodian's duties hereunder shall be delivered by the Lender to the Custodian prior to any shipment of Required Documents pursuant to the request of the Lender hereunder. The Lender will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all reasonable costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Required Documents as the Borrower deems appropriate.

12.  THE CUSTODIAN FEES.  It is understood that the Custodian, or its successor,
     ------------------
will charge such reasonable fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Borrower, the payment of which, together with the Custodian's reasonable expenses in connection herewith, shall be solely the obligation of the Borrower.

13.  RESIGNATION OR REMOVAL OF THE CUSTODIAN.
     ---------------------------------------

     13.1 Except as otherwise provided in the third sentence of this Section, the Custodian may resign at any time by giving thirty (30) days prior written notice thereof to the Borrower and the Lender. Such resignation shall take effect upon (i) the appointment, of a successor custodian by the Borrower, subject to approval by the Lender, and (ii) the delivery by the resigning Custodian to the successor custodian of all Required Documents and other items of Collateral in the custody of the resigning the custodian pursuant to this Agreement (collectively the "Custodial Items"). If, however, a successor custodian is not duly appointed within ninety (90) days following delivery of such notice of resignation, the sole responsibility of the Custodian thereafter under this Agreement shall be to safely maintain the Custodial Items and to deliver the same to the successor custodian upon its due appointment; provided, however, if the Borrower and the Lender have not appointed a successor custodian within thirty (30) days after the expiration of the aforementioned ninety (90) day period, the Custodian shall deliver to the Lender the Custodial Items.

     13.2 The Borrower may at any time, and shall promptly upon the written request of the Lender, remove and discharge the Custodian, or any successor custodian thereafter appointed, from the performance of its duties under this Agreement by written notice from the Borrower to the Custodian or the successor custodian, with copies thereof to the Lender. Such removal shall take effect upon (i) the appointment of a successor custodian by the Borrower, subject to the approval of the Lender, and (ii) the delivery by the removed Custodian to the successor custodian of all Custodial Items.

     13.3 In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian all Custodial Items, and the successor custodian shall thereafter hold such Custodial Items as the "the Custodian" in accordance with the terms of this Agreement.

14.  REPRESENTATIONS BY THE BORROWER.  The Borrower hereby represents and
     -------------------------------
warrants to the Lender and the Custodian that each Wet Mortgage Loan has been originated by a Sub-borrower in accordance with Borrower's Wet Funding Procedures, a copy of which has been previously delivered to Lender, and notice of any material changes thereto shall promptly be delivered to Lender.

15.  NOTICES.  Any notice, consent, election, direction, request and other
     -------
communication given under this Agreement shall be in writing and shall be delivered by overnight courier, by hand, by mail (first class postage prepaid), or by facsimile transmission (with the original subsequently forwarded by overnight courier, by hand or by mail (first class postage prepaid)) to the respective address set forth on the signature page hereof for the Lender, the Borrower or the Custodian, or to such other address as either party shall give notice to the other parties pursuant to this Section.

16.  CONCERNING THE CUSTODIAN.  The Custodian shall not be liable for any action
     ------------------------
or omission to act hereunder, except for its own gross negligence or wilful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. In no event shall the Custodian have any responsibility to ascertain or take action with respect to the Required Documents or other items of Collateral, except as expressly provided herein. The Custodian may act in reliance upon any written communication of the Borrower and the Lender concerning the delivery of the Required Documents and other items of Collateral pursuant to this Agreement. The Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Required Documents and other items of Collateral.

17.  REPRESENTATIONS BY THE CUSTODIAN.  The Custodian hereby represents and
     --------------------------------
warrants that (i) it is either (A) a commercial or savings bank, (B) an industrial savings bank, (C) a savings and loan association or (D) a trust company, and (ii) it does not have, and will not assert, any security interest, lien, claim or other adverse interest against the Required Documents or any other item of Collateral. However, the Custodian makes no representations as to the title thereto, or as to the validity or adequacy of the security afforded thereby or hereby (except as to the Custodian's authority to enter into this Agreement and the legality, validity, binding effect and enforceability of this Agreement with respect to the Custodian), and the Custodian shall incur no liability or responsibility in respect of any such matters. Except for the Custodian's obligation to take possession of the Collateral, the Custodian shall not be responsible for the validity and perfection of the security interest.

18.  DUTIES OF THE CUSTODIAN.
     -----------------------

     18.1 The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and no duties or obligations shall be implied in this Agreement against the Custodian. To the extent that the Custodian is unable to locate or produce any document constituting a part of a Mortgage File delivered to it as required under this Agreement, Custodian shall, upon the request of the Lender, promptly exercise reasonable efforts to locate or replace, at its own expense, such document. The Custodian shall be under no responsibility or duty with respect to the disposition of any Required Documents while such Required Documents are not required to be in its possession. If the Custodian shall request instructions from the Lender with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Lender without incurring any liability therefor to the Lender, the Borrower or any other person.

     18.2 If the Custodian shall at any time receive conflicting instructions from the Lender and the Borrower with respect to the Custodian's mortgage files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely on the instructions of the Lender. In the absence of bad faith or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement. The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Borrower will hold the Custodian harmless from any claims that may arise or be asserted against the Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose. The Custodian shall not be responsible to the Lender or any other party for recitals, statements or warranties or representations of the Borrower contained herein, or in any document, or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have the reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance therewith.

     18.3 Upon the Custodian's receipt of a power of attorney from the Lender, the Lender hereby authorizes and directs the Custodian to sign on behalf of the Lender each of the Required Loan Documents. Without limiting the generality of the foregoing, the Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this section shall relieve the Custodian of its obligations set forth in Section 8 of this Agreement.

19.  INDEMNIFICATION OF CUSTODIAN.  The Borrower agrees to indemnify and hold
     ----------------------------
the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or then in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by the gross negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Agreement.

20.  AUTHORIZATIONS.  The persons whose signatures and titles appear on the
     --------------
signature page hereof ("Authorized Representatives") are authorized, acting singly, to act for the Borrower, the Lender or the Custodian, as the case may be, under this Agreement. From time to time, each party may supplement or amend the list of Authorized Representatives and specimen signatures by notice to the other parties, but each of the parties shall be entitled to rely conclusively on the then current list until receipt of a superseding list. The Custodian may rely, and shall be protected in acting or refraining to act, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of the Borrower and the Lender and by the proper party or parties, in all other cases.

21.  AMENDMENTS, ETC.  Except as otherwise expressly provided herein, no
     ----------------
amendment or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that the Lender may modify the Required Documents set forth in Sections 4, 5 and 6 hereof by giving notice of such modification to the Borrower and the Custodian, which notice is not objected to within five (5) Business Days after having been delivered), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to those matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to such matters and transactions. The provisions of this Agreement set forth the exclusive duties of the Custodian and no implied duties shall be read into this Agreement against the Custodian. Schedule I hereto may be amended from time to time by agreement between the Lender and the Borrower with notice to the Custodian.

22.  SEVERABILITY.  If any provision of this Agreement is declared invalid by
     ------------
any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent permitted by law.

23.  BINDING EFFECT; GOVERNING LAW.  This Agreement shall be binding and inure
     -----------------------------
to the benefit of the parties hereto and their respective successors and assigns; provided, however, that none of the Borrower, the Lender or the Custodian may assign this Agreement or any of its rights or obligations hereunder, except with the prior written consent of the other parties, subject to any participation rights granted by the Lender. If an Event of Default has occurred and is continuing, the Lender may assign its security interest in or lien on certain items of Collateral held by the Custodian hereunder, whereupon the Lender will act for the benefit of such assignee hereunder. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto waive trial by jury. The parties hereby submit to, and waive any objection they may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Agreement.

24. COUNTERPARTS. This Agreement may be executed in any number of counterparts,
    -------------
each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

25.  JOINT AND SEVERAL.  The joint and several obligations of each of CWM
     -----------------
Mortgage Holdings, Inc., Independent National Mortgage Corporation and Warehouse Lending Corporation of America, Inc. hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any Obligation to the Lender, is a guaranty of performance of such Obligation (and not of collectability) and is in no way conditional or contingent upon the continued existence of any other Borrower and is not and will not be subject to any setoffs. Any notice or other communication provided to one Borrower pursuant hereto shall be deemed to have been given to all Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the Obligations of any other Borrower hereunder.

26.  REPRODUCTION OF DOCUMENTS.  This Agreement and all documents relating
     -------------------------
thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

27.  QUALIFICATION. Nothing in this Agreement shall be deemed to impose upon the
     -------------
Custodian any duty to qualify to do business in any jurisdiction other than the State of California.

28.  TAX REPORTS.  The Custodian is not responsible for preparing or filing any
     -----------
reports or returns relating to federal, state or local income taxes with respect this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

29.  FEES.  The Custodian will charge such fees for its services under this
     ----
Agreement as are set forth in a separate agreement between the Custodian and the Borrower, the payment of which, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Borrower.

30.  FORCE MAJEURE.  The Custodian shall not be responsible for delays or
     -------------
failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

31.  DATA ACCESS.
     -----------

     31.1 The Custodian has issued to the Borrower and the Lender a data access security system or procedure in order that the Borrower and the Lender may have access to the CTS. The "CTS" shall mean the Custodian's Collateral Tracking System, which is subject to the terms and condition set forth in the Protection of Equipment and Information, which is annexed hereto and made a part hereof, as such terms and conditions may be changed, modified or supplemented by the Custodian from time to time by written notice to the Borrower and the Lender (collectively, the "CTS Security Procedures"). With respect to the CTS (and any other data and functions to which the Lender or the Borrower is or are provided access by the Custodian) the Borrower and the Lender each hereby agrees:

          31.1.1 To access data and functions only in accordance with the Data Access Operating Procedures annexed hereto and made a part hereof and to regard and preserve as confidential all information obtained with respect to the issuance to the Borrower and the Lender of a data access security system or procedure;

          31.1.2 To access data and functions solely for its own internal use and benefit;

          31.1.3 To discontinue use of the data access security system or procedure at any time for security reasons upon notice from the Custodian;

          31.1.4 Upon request, to cause the Lender's or the Borrower's internal auditors to verify to the Custodian that data access is restricted to authorized employees;

          31.1.5 To designate a duly authorized individual to serve as the Data Security Administrator by executing and delivering to the Custodian a Data Security Administrator Designation form (the "Data Security Administrator Designation Form") in the form annexed hereto and hereby made a part hereof.

     31.2 The Custodian makes no representation or warranty with respect to and shall have no liability for the accuracy or completeness of any data or information appearing in CTS other than data which is input by the Custodian and which sets forth information furnished by the Custodian. The Custodian has no obligation or duty to verify or otherwise investigate the accuracy of any data input by any party other than the Custodian (other than the Custodian's responsibility for examination and certification of documents pursuant to
Section 4 of this Agreement and the applicable review procedures). Without limiting the foregoing, Lender acknowledges that certain data will be input into the CTS directly by Borrower, or directly from computer disc or magnetic tape prepared and furnished by the Borrower, without verification or investigation by the Custodian, and the Custodian shall have no responsibility or liability for the accuracy or truthfulness of such information. The Custodian is entitled to rely upon, among other things, the truthfulness and accuracy of any information from the Borrower, and any notice from the Lender, and to the extent the Custodian enters data in the CTS from or in reliance upon the truthfulness or accuracy of any such documents or notices received by it from another party, it shall have no responsibility or liability therefor.

     Each of the Borrower and the Lender further acknowledges that the Custodian shall have no liability for inaccurate information which results from its examination of Mortgage Loans and which is input by the Custodian into the CTS, if such inaccuracy in examination was not due to the Custodian's own gross negligence or willful misconduct in failing to observe or perform its duties under the Agreement and pursuant to the review procedures.

     Each of the Borrower and the Lender further agrees that it shall not modify, enhance or otherwise create derivative works based upon the CTS, and each agrees that it shall not reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the CTS.

     These CTS Security Procedures may be amended, modified or otherwise changed (including the addition of other terms and conditions) from time to time at the option of the Custodian, by written notice to each of the Borrower and the Lender in advance of the effective date of any such amendment, modification or change.

     31.3 The Custodian's liability to any party to this Agreement, whether arising out of contract, strict liability in tort, or any other cause of action under this agreement, for its provision of, or related to, the CTS shall be limited to the amount paid by such party for the preceding 24 months for access to or use of such services. No action, regardless of form, arising out of this Agreement may be brought against the Custodian more than two years after the party bringing such action has knowledge that the cause of action has arisen.

     31.4 No other warranties, whether express or implied, including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, are made by the custodian with regard to the CTS, in no event will the custodian be liable to any party for any consequential or incidental damages which may arise from the customer's access to the CTS or use of information obtained thereby.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

                                      CWM MORTGAGE HOLDINGS, INC.,  as Borrower


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      INDEPENDENT NATIONAL MORTGAGE
                                      CORPORATION, as Borrower


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      WAREHOUSE LENDING CORPORATION OF AMERICA,
                                      INC., as Borrower


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





Address:
        ----------------------------

- - ------------------------------------
          Attention:
                    ----------------
          Telephone:  (___) ___-____
          Facsimile:  (___) ___-____

                                       NOMURA ASSET CAPITAL CORPORATION,
                                       as Lender


                                       By:
                                          --------------------------------------
                                       Name: James K. Lieblich
                                       Title: Director


Address:  2 World Financial Center
          Building B, 21st Floor,
          New York, New York 10281
          Attention: James K. Lieblich
          Telephone:  (212) 667-2145
          Facsimile:  (212) 667-1044

                                       STATE STREET BANK AND TRUST COMPANY OF
                                       CALIFORNIA, N.A., as Custodian


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

Address:  725 South Figueroa Street, Suite 3100
          Los Angeles, CA  90017
          Attention: Raymond Cruz
          Telephone:  (213) 362-7400
          Facsimile:  (213) 362-7321

                                  SCHEDULE I


                         AUTHORIZED LIST OF PURCHASERS

                                 COLLATERAL RECEIPT


Nomura Asset Capital Corporation                  The Custodian:
2 World Financial Center, 21st Floor                     Address:
New York, New York 10281
Attn: James K. Lieblich                                         Attn:
Facsimile: (212) 667-1044                                       Facsimile:



Re:  Notice of Advance No. ______


     Reference is made to the Tri-Party Custody Agreement dated
______________, 199__ (the "Custody Agreement") among ________________ (the
"Borrower"), _______________ (the "Custodian") and Nomura Asset Capital Corporation (the "Lender"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.


     CERTIFICATION OF THE CUSTODIAN.  The Custodian hereby certifies that, as
     ------------------------------
     to each mortgage loan listed on Schedule I hereto, it has reviewed the documents delivered to it by the Borrower, it has received all Required Documents, the Required Documents conform to the requirements of Section 8 of the Custody Agreement, subject to such exceptions noted below, and it will continue to hold the Required Documents as collateral agent (as described in the Custody Agreement) for the Lender and its successors and assigns pursuant to the Custody Agreement until a permitted permanent withdrawal is effected.

     The Custodian makes no representation as to: (i) the validity, legality, enforceability or genuineness of any of the Required Documents, or (ii) the collectability, insurability, effectiveness or suitability of any such Required Documents.


                                    STATE STREET BANK AND TRUST COMPANY
                                    OF CALIFORNIA, N.A., as Custodian

Date:                               By:______________________________
                                    Name:
                                    Title:


Exceptions:

                              COLLATERAL RECEIPT
                             (Wet Mortgage Loans)



Nomura Asset Capital Corporation                  The Custodian:
2 World Financial Center, 21st Floor                     Address:
New York, New York 10281
Attn: James K. Lieblich                                         Attn:
Facsimile: (212) 667-1044                                       Facsimile:



Re:  Notice of Advance No. ______


     Reference is made to the Tri-Party Custody Agreement dated ______________, 199__ (the "Custody Agreement") among ________________ (the "Borrower"), _______________ (the "Custodian") and Nomura Asset Capital Corporation (the "Lender"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.


     CERTIFICATION OF THE CUSTODIAN.  The Custodian hereby certifies that, as to
     ------------------------------
     each Wet Mortgage Loan, (i) it has received the related Notice of Advance; and (ii) once the Required Documents for each Mortgage Loan referenced in the related Notice of Advance have been received, the Custodian shall hold such Required Documents as collateral agent (as described in the Custody Agreement) for the Lender and its successors and assigns pursuant to the Custody Agreement until a permitted permanent withdrawal is effected.


     The Custodian makes no representation as to: (i) the validity, legality, enforceability or genuineness of any of the Required Documents, or (ii) the collectability, insurability, effectiveness or suitability of any such Required Documents.


                              STATE STREET BANK AND TRUST COMPANY
                              OF CALIFORNIA, N.A., as Custodian

Date:                         By:_______________________________
                              Name:
                              Title:


Exceptions:

                         PRIOR LENDER'S RELEASE LETTER


                      Date:______________________, 199__


Nomura Asset Capital Corporation
2 World Financial Center, 21st Floor
New York, New York  10281
Attn: James K. Lieblich
Facsimile: (212) 667-1044

     RE:  Borrower:_____________________

          Security Rate______%   Maturity:_________

          The undersigned (the "Prior Lender") hereby releases all right, interest or claim of any kind with respect to the mortgage loans further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of the Borrower of $___________ in immediately available funds to account number ____________ at [specify Bank] for the account of ____________________.


                                       Very truly yours,

____________________________________________________________, as Prior Lender

                                       By:______________________________________
                                       Name:
                                       Title:
                                       Telephone:

Copy to:

____________________________, as the Borrower
Address:____________________________
____________________________________
          Attn:_____________________


NOTE:  The above dollar amount should be EQUAL TO or LESS THAN the amount being
                                         --------    ---------
       funded.

       If no lien exists, this form must still be sent; the Borrower should put a slash through the form, indicated "NOT APPLICABLE" and sign.
                                           ----------------

                                 BAILEE LETTER


                     Date: ________________________, 199_

Purchaser:________________________
Address:__________________________
            Attention:____________

Gentlemen:

Enclosed please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which Mortgage Loans are owned by_____ (the "Borrower"), or in which the Borrower has been granted a first priority perfected security interest, and are being delivered to you for purchase. The Mortgage Loans comprise a portion of the Collateral (as such term is defined in the hereinafter defined Custody Agreement) under the Tri-Party Custody Agreement (the "Custody Agreement"), dated as of __________________, 199_, as it may hereafter be amended, by and among the Borrower,________, as the Custodian ("the Custodian"), and Nomura Asset Capital Corporation as lender (the "Lender").
Each of the Mortgage Loans is subject to a security interest in favor of the Lender, which security interest shall be automatically released upon the Lender's receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with the Lender:

________________  ABA  ______________
          For Further Credit to Nomura Asset Capital Corporation
          Reference: Whole Loan Financing Program/ [Borrower Name]
                                                   ---------------

Pending your purchase of each Mortgage Loan and until payment therefor is received by the Lender, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for the Lender. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Borrower. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty five (45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE ADDRESS INDICATED BELOW; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                       Sincerely,

                                    [_______________]
                                    as the Custodian for the Lender,
                                     its successors and assigns


                                    By:_________________________________________
                                    Name:
                                    Title:
                                    Address:____________________________________
________________________________________________________________________________
                                        Attn:___________________________________

Acknowledged and Agreed:

[______________]
as Purchaser

By:_______________________________
Name:
Title:

                          NOTICE OF ADVANCE NO._____


Nomura Asset Capital Corporation
2 World Financial Center
Building B, 21st Floor
New York, New York  10281
Attention: James K. Lieblich
Facsimile (212) 667-1044


          Pursuant to the Financing Facility Agreement, dated August 3, 1994, between Nomura Asset Capital Corporation (the "Lender") and the undersigned (as amended from time to time, the "Facility Agreement"), the undersigned hereby gives notice of its election to borrow from the Lender an Advance and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Facility Agreement):

          1. The aggregate unpaid principal of the Mortgage Loans is $________________.

          2. The Collateral Value of the Mortgage Loans is $________________.

          3. The aggregate unpaid principal of Wet Mortgage Loans securing this advance is $________________.

          4. The principal amount of this Advance is $_____________.

          5. The aggregate principal amount of outstanding Advances is $ _______.

          6. The Quoted Rate for this Advance is ________ % per annum.

          7. The beginning Business Day of this Advance is _________________, 199__.

          8. The Maturity Date of this Advance, if applicable, is ______, 199__.

          The undersigned hereby certifies that, in consideration of the Lender making an Advance to finance the period prior to securitization or cash purchase of the Mortgage Loans, the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto: (a) Borrower has satisfied all of the conditions precedent in Section 5 of the Facility Agreement and (b) the Required Documents with respect to such Mortgage Loans have been or are hereby submitted to the Custodian pursuant to the Custody Agreement or, with respect to Wet Mortgage Loans, will be submitted within five (5) Business Days.

_____ No lien exists with respect to the Mortgage Loans that secure this Advance.

_____ A lien secured by the Mortgage Loans that secure this Advance is currently in effect.

_____ If applicable, a Prior Lender's Release Letter has been delivered to the Custodian under separate cover.


                                    ________________________,  as Borrower



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                       REQUEST FOR RELEASE OF DOCUMENTS


To:  [Trustee]
     [Address]

              Re: Tri-Party Custody Agreement, dated as of __________ 1994, among Nomura Asset Capital Corporation ("Lender"),

                   ___________________________________________ ("Borrower"), and

                   ___________________as custodian ("Custodian")

          In connection with the administration of the Mortgage Loans held by you as Custodian for the Lender pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the (Custodian's Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
- - --------------------


Reason for Requesting Documents (check one)
- - -------------------------------

          1. Removal of Mortgage Loan will not cause the aggregate amount of outstanding Advances to exceed the Borrowing Base Amount.

          2.        Mortgage Loan in foreclosure.

          3.        Mortgage Loan to be liquidated by Borrower.

(If the release of this Mortgage Loan will cause the aggregate amount of outstanding Advances to exceed the Borrowing Base Amount, this Request for Release SHALL NOT BE VALID AND EFFECTIVE until Lender notifies Custodian in writing that Lender has received proceeds from the liquidation sufficient to cause the Borrowing Base Amount to exceed the aggregate amount of outstanding Advances.)

          4.        Other (explain)
                                   _____________________________________________
          If box 1 or 2 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 3 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please, upon the validity and effectiveness of this Request for Release, release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

          If box 4 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

          The Borrower understands and agrees that all documents delivered to Borrower pursuant to this Request for Release shall be returned to the Custodian no later than fifteen (15) days from the date hereof, unless box 1, 2 or 3 above is checked, in which case, if applicable, such documents shall be returned to the Custodian as soon as is practicable. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Custodial Agreement.


________________________________________________________________________________
                                              as Borrower


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
                                       Date:
                                             -----------------------------------
Release of documents consented to:

NOMURA ASSET CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------
Date:
     --------------------------------

                                    Documents returned
                                    to Custodian:

________________________________________________________________________________


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                    PROTECTION OF EQUIPMENT AND INFORMATION

          The databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to the Lender or the Borrower by the Custodian as part of the services constitute copyrighted, trade secret or proprietary information of substantial value to the Custodian. Except for information that has already been disclosed by the parties, or that is in the public domain, such databases, programs and other information are collectively referred to below as "Proprietary Information". The Lender and the Borrower each agrees that it shall treat all Proprietary Information as proprietary to the Custodian and that it shall not divulge and Proprietary Information to any person or organization except as is expressly permitted hereunder. Proprietary Information is furnished "as is" without warranty. Without limiting the foregoing, the Lender and the Borrower each agrees for itself and its employees and agents:

          (1) to use such programs and databases (i) solely on the Custodian's Computers, (ii) solely from terminals at the Lender's or the Borrower's locations designated by the Lender or the Borrower on the Appendix attached to the Data Security Administrator Designation Form delivered to the Custodian by the Lender of the Borrower and (iii) solely in accordance with the Custodian's applicable user documentation;

          (2) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Custodian's computers) any part of any Proprietary Information, and to return any Proprietary Information upon termination of this Agreement;

          (3) to refrain from obtaining unauthorized access to any programs, data or other information to which the Lender or the Borrower is not entitled, and if such access is accidently obtained, to respect and safeguard the same as Proprietary Information;

          (4) to refrain from causing or allowing information transmitted from the Custodian's computer to the Lender's or the Borrower's terminal to be transmitted to another computer, terminal or other device for other than the Lender's or the Borrower's own use, except upon prior approval of the Custodian;

          (5) that the Lender and the Borrower each shall have access to only those authorized transactions as come within the scope and coverage of the Custodian Agreement to which this Exhibit is attached;

          (6) to honor all reasonable written requests made by the Custodian to protect at the Custodian's expense the rights of the Custodian in Proprietary Information at common law, under the Federal copyright statute and under other Federal and state statutes;

          (7) to designate a duly authorized individual to serve as the Data Security Administrator in accordance with the Designation Form annexed hereto;

          (8) to request a unique user ID for each separate user. The request must be made in writing to Custodian's data security manager;

          (9) to request immediate deactivation of a user ID or deletion of access when no longer needed or when the Lender or the Borrower believes security has been violated;

          (10) to limit knowledge of user IDs to only authorized individuals;

          (11) to not disclose passwords directly or indirectly to anyone, including other employees of the Lender or the Borrower;

          (12) to not store user IDs or passwords in any computer file, as part of an "automatic logon" procedure;

          (13) to select unique passwords which cannot be easily guessed;

          (14) to change the password every 30 days, or when the Lender or the Borrower, as the case may be, believes the password might have become known to others, or when the Lender or the Borrower suspects a possible security violation; and

          (15) to not recycle or reuse passwords.

                 DATA SECURITY ADMINISTRATOR DESIGNATION FORM



Date: ___________________________, 199_

State Street Bank and Trust Company of California, N.A.
725 South Figueroa Street
Los Angeles, California 90017

Gentlemen:

          As ____________________________ (title of officer or other authorized official) of _______________________________________(Name of Company), I hereby certify that the following individual has been duly authorized by the Board of Directors or other governing body of the Borrower (as defined in the Tri-Party Custody Agreement, dated August 3, 1994, by and among CWM Mortgage Holdings, Inc., Independent National Mortgage Corporation, Warehouse Lending Corporation of America, Inc., Nomura Asset Capital Corporation and State Street Bank and Trust Company of California, N.A. ("State Street") (or designated by an official of the Borrower who has been duly authorized by said Board of Directors or other governing body to make such designation), to serve as the Data Security Administrator, as such term is defined in the Data Access Operating Procedures:

CWM Mortgage Holdings, Inc.,

     Name: _________________________    Signature: ________________________


Independent National Mortgage Corporation

     Name: _________________________    Signature: ________________________


Warehouse Lending Corporation of America, Inc.

     Name: _________________________    Signature: ________________________

     It is understood and agreed that the above-named individual is the authorized recipient on behalf of the Borrower of (1) all documents and correspondence assigning, confirming or otherwise containing company and user identification codes, passwords, mnemonics, testkeys, encryption keys and other security devices, and (2) all other notices, documents and correspondence from State Street respecting the data access security system, including, without limitation, any changes or supplements to the Data Access Operating Procedures.

     IN WITNESS WHEREOF, I have executed this document and affixed the seal of the Borrower on this ____ day of _______________, 199_.


                                       _________________________________
                                       (Signature of officer or other
                                             authorized official)

                                       _________________________________
                                                    (Title)


                                       _________________________________
                                         (Signature of other officer or
                                              authorized official)*

                                       _________________________________
                                                   (Title)


* In case the first signing officer is a Data Security Administrator, this form must be signed by a second officer.

                    CUSTODIAN COLLATERAL REVIEW PROCEDURES



I.   Specific Collateral Review Procedures
     -------------------------------------

A.   Original Note
     -------------

     1.   At least one maker of the note must have signed the mortgage.

     2. The amount of the note must be the same as the amount specified on the mortgage. The amount of the note (as modified by any modification agreement, which must be included with the note) should also be at least as high as the amount provided on the related Notice of Advance.

     3.   Original signatures of all makers of the note must be present.

     4. An endorsement in blank without recourse must be present and signed by an authorized signer for the Borrower. If the note was originally payable to another party, there must also be an endorsement from such party to the Borrower.

          NOTE:  Obvious alterations to the note must be initialed by the maker.
          ----

          NOTE:  If there are any non-conformities with standards set forth in
          ----
          Section I.A., Mortgage Loans must not be included in the related Notice of Advance.

B.   Copy of the Mortgage
     --------------------

     1.   At least one mortgagor must have signed the note.

     2.   The mortgagee must be the same as the payee on the note.

     3. The amount must be verified with the note and, if written out, must be the same as in numbers.

     4. The mortgage must contain a legal description other than address, city and state on the first page. (If description references a schedule, schedule must be attached.)

     5. A stamp certifying that the copy of the mortgage is a true copy of the original mortgage must be present.

     6.   The notary section (acknowledgment) must be present and signed.

     7. All FHA/VA, ARM and Condo riders (or any other rider indicated in the mortgage), if present, must be signed by all parties to the mortgage.

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

          NOTE:  Obvious alterations to the mortgage must be initialed.
          ----

          NOTE:  If there are any non-conformities with standards set forth in
          ----
          Section I.B. #3 through #7, Mortgage Loans can be included in the related Notice of Advance but must be corrected within ten (10) days. If there are any non-conformities with standards set forth in Section I.B. #1 or #2, the Mortgage Loans must not be included in the related Notice of Advance.

C.   Assignment to State Street Bank And Trust Company of California, N.A. or in
     ---------------------------------------------------------------------------
     Blank
     -----

     1.   This document must be an original.

     2. If present, the amount must agree with the amount on the note, mortgage and, if applicable, intervening assignment (each as modified by any modification agreement).

     3. The mortgagor(s) must be the same as on the mortgage and, if applicable, intervening assignment. All names must be typed exactly as they appear on the mortgage.

     4.   The date must be on or after the date of the mortgage.

     5. The original signature of an authorized signer of the Borrower must be present on those assignments issued by the Borrower to the Collateral Agent.

     6.   The notary section must be present and signed.

     7.   The Borrower's corporate seal must be affixed.

          NOTE:  If there are any non-conformities with standards set forth in
          ----
          Section I.C., the Mortgage Loans can be included in the related Notice of Advance, but must be corrected within ten (10) days.

D.   Miscellaneous
     -------------

     1. For all power of attorney signatures (i.e., John Smith as attorney-in-fact for Mary Smith), the following must be provided:

          a. An original or photocopy of the actual power of attorney, or

          b. An affidavit certifying that the power of attorney exists.

     2. The Borrower shall provide the Custodian with an incumbency certificate setting forth its authorized signatories hereunder and sample signatures thereof.

II.  Document Exceptions
     -------------------

A. All loans that do not fit the specifications outlined in I. will be considered exceptions by the Custodian. All exceptions must be on the Custodian's exception worksheet documented and provided to Lender and the Borrower.

B. The Borrower must be notified, in writing, of all document exceptions and the Borrower must correct them immediately. This notification will be provided on the Custodian's exception worksheet. The exception worksheet must be faxed to the Borrower as soon as the collateral has been reviewed. Corrections not received within ten (10) days must be eliminated from the related Notice of Advance.

C.   The original exception worksheets will be kept by the Custodian.

D. Once the corrected loan document has been reviewed by the Custodian, it must be reviewed to insure the correction has been made. If, however there are exceptions on the document received, they must be noted and the Borrower requested to provide the corrections. The loan file must also be reviewed to ensure that all documents in the loan file prior to the release are still present. No document(s) should be discarded.

III. Mortgage-Backed Securities
     --------------------------

A.   Certificated Mortgage-Backed Securities
     ---------------------------------------

     The Custodian shall have received and be holding in its possession for the benefit of the secured parties the original mortgage-backed security certificates, together with a duly executed (in blank) transfer power or other instrument of assignment sufficient to transfer the security to the Lender or the Custodian, in either case acting on behalf of the secured parties.

B.   Uncertificated Mortgage-Backed Securities
     -----------------------------------------

     The Custodian shall receive and hold on in its possession for the benefit of the secured parties uncertificated (book-entry) mortgage-backed securities in the following manner: (i) in the case of GNMA securities: all such securities shall be maintained in the name of the Custodian or if Custodian is not an approved participant with the Participants Trust Company ("PTC"), then with an approved participant with the PTC solely for
               ---
     the account of Custodian, in either case in a Seg Account (as defined in the PTC Rules and Regulations in effect from time to time, the "Rules") which shall not at any time be subject to any lien or security interest in favor of the PTC or anyone benefiting through the PTC, or (ii) in the case of FHLMC or FNMA mortgage-backed securities: all such securities shall be maintained in the name and for the account of the Custodian with the Federal Reserve Bank of New York. In all circumstances, possession, maintenance and transfer of such uncertified mortgage-backed securities in, to and from said accounts shall be under the sole and exclusive control of the Custodian and the Borrower shall not have access to said accounts. The Custodian shall comply with all rules and regulations, if any, of PTC and the Federal Reserve Bank recognizing, creating and perfecting security interests in such book-entry mortgage-backed securities.